Exhibit 10.18

CUMMINGS PROPERTIES, LLC

STANDARD FORM W04090219-DJC-C

COMMERCIAL LEASE

Cummings Properties, LLC (“LESSOR”) hereby leasest to GreenLight Bicsciences, Inc. (a Delaware corp.), Emerging Enterprises Center, Bay Colony Corporate Center, 1000 Winter Street, Suite 4000, Waltham, ,MA 02451 (“LESSEE”), the following premises, approximately 2,629 square feet (including 10.7% common area) at 200 Boston Avenue, Suite 4100, Medford, MA 02155 (“premises”), for a term of one year commencing at noon on May 15, 2009 and ending at noon on May 14, 2010 unless sooner terminated as herein provided. LESSOR and LESSEE now covenant and agree hat the following terms. conditions, covenants and obligations (“terms”) shall govern fills lease.

1. RENT. LESSEE shall pay LESSOR base rent of eighty nine thousand two hundred fifummty four (89,254)

U.S. dollars per year, drawn on a U.S. bank, in monthly installments of $    7,437.83 an or before the first day of each calendar month, without offset or deduction. The first monthly payment, plus an appropriate fraction of a monthly payment for any portion of a month at the commencement of the lease term, shall be made upon LESSEES execution of his lease. All payments shall be made to LESSOR at 200 West Cummings Park, Woburn, Massachusetts 01801, or at such other place designated in writing by LESSOR. If the “Cost of Living” has increased as shown by the Consumer Price Index (Boston, Massachusetts, all items, all urban consumers), U.S. Bureau of Labor Statistics (“Indete), then base rent due during each calendar year of this lease and any extensions thereof shall be adjusted in proportion to any increase in the Index. The base month from which to determine the amount of each increase shall be January 2009 , ydich figure shall be compared with the figure for November 2010 , and each November hereafter to determine the increase (f any) in base rent to be paid during the following calendar year. All such adjustments shall take place with the rent due each January 1. If the Index is discontinued, LESSOR shall substitute a comparable index in general use.

2. SECURITY DEPOSIT. LESSEE shall pay LESSOR a security deposit of $     30,000 , drawn on a U.S. bank, upon LESSEE’s execution of this lease, which shall be held as security for LESSEE’s performance herein and refunded to LESSEE without interest at the end of This lease, subject to LESSEE’S satisfactory compliance with the terms hereof. LESSEE may not apply the security deposit to any payment due under this lease. In the event of any breach of this lease by LESSEE, however, LESSOR may apply the security deposit first to any outstanding invoice or other payment due to LESSOR, and then to outstanding rent. If all or any portion of the security deposit is applied to cure a default or breach during the term of this lease, LESSEE shall fully restore said deposit forthwith. LESSEE’s failure to remit or restore the security deposit shall constitute a substantial lease default If LESSEE fails to pay the security deposit and the initial rent payment. LESSOR may retake possession and relet the premises or declare this lease null and void for failure of consideration.

3. USE. LESSEE shall use the premises only for executive and administrative offices and research and testing laboratory

4. REAL ESTATE TAX INCREASES. LESSEE shall pay LESSOR as additional rent a proportionate share (based on square footage leased by LESSEE as compared with the total leaseabte square footage of the building(s) of which the premises are a part (“building”)) of any increase in the real estate taxes levied against the land and building (“property), whether such increase is due to an increase in the tax rate or assessment, or a change in the method of determining real estate taxes. The base from which to determine the amount of any increase in taxes shall be the rate and assessment in effect for the fiscal year ending June 30, 2009 , net of abatements, if any . * *Upon LESSEE’s written request, LESSOR shall provide LESSEE with copies of the applicable tax bills.

5. UTILITIES. LESSOR shall provide equipment per LESSOR’s building standards to heat the premises in season and to cool all office areas between May 1 and November 1. LESSEE shall pay all charges for utilities used on the premises, including electricity, telecommunications, gas, oil, water and sewer, and shall use whichever utility service provider LESSOR shall designate. LESSEE shall also pay LESSOR a proportionate share of any other fees and charges relating in any way to utility use at the building, induding charges for routine maintenance of any on-site septic system. LESSEE shall pay the utility provider or LESSOR, as applicable, for all such charges as determined by separate meters serving the premises and/or as a proportionate share if not separately metered. *

*Upon LESSEE’s written request, LESSOR shall provide LESSEE with a breakdown of all shared fees and charges.

6. COMPLIANCE WITH LAWS. LESSEE agrees not to use the premises in any way that may be unlawful, improper, noisy, offensive or contrary to any applicable statute, regulation, ordinance or bylaw. LESSEE shag fully comply with all applicable statutes, regulations, ordinances and bylaws relating to or arising out of its use, occupancy and operation of the premises and any allowed alterations herein including without limitation, maintaining Worker’s Compensation Insurance and obtaining all licenses and permits necessary for LESSEE’s use and occupancy of the premises.

7. FIRE, CASUALTY, EMINENT DOMAIN. Should a-substantiatpartion* of the premises, or of the p I./perry of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, LESSOR may elect to terminate this lease. When such an event renders tie premises substantially unsuitable for the use described above, a proportionate abatement of rent** shall be made, and LESSEE may elect to terminate this lease if (a) LESSOR fails to give written notice within 30 days after said event of its intention to restore the premises; or (b) LESSOR fails to restore the premises to a condition substantially suitable for the use described above within 90 days after said event LESSOR reserves all rights for damages or injury to the premises for any taking by eminent domain, except for damage to LESSEE’s property or equipment***.

*mom than 50 percent **and additional rent ***and relocation expenses (if any)

8. FIRE INSURANCE. LESSEE shall not pernitany use of the premises which will adversely affect or make voidable any insurance on the property, or the contents of the building, or which shall be contrary to any law, regulation or euunmendalion made by the Insurance Services Office (or successor organization), state fire prevention agency, local fire department, LESSOR’s insurer or any similar entity. LESSEE shall on demand reimburse LESSOR and all other tenants at extra insurance premiums caused by LESSEE’s use of the premises. LESSEE shall not vacate the premises or permit same to be unoccupied other than during LESSEE’s customary non-business days or hours*, or cause or allow the utilities serving the premises to be terminated.

* unless LESSEE continues to pay rent and otherwise comply with all terms of this lease

9. SIGNS. LESSOR may*, at its expense, identify LESSEE’s ocabancy of the premises with a building standard sign at the main entry to the premises and, if applicable, on the building’s directory. LESSEE shall obtain LESSOR’s prior written consent** before erecting any additional sign(s), and shall erect and maintain any such sign(s) in aocatance with LESSOR’s building standards for style, size, wording, design, location, etc., now or hereafter made by LESSOR. LESSOR may, at LESSEE’s expense, remove and dispose of any sign not properly approved, erected or maintained.

*shall which consent shall not be unreasonably withheld, conditioned or delayed,

10. MAINTENANCE. Except as otherwise provided below, LESSOR will maintain the strudure, roof, landscaping, healing and coding equipment, sprinklers, doors, plumbing and electrical wiring at the premises, but specifically excluding damage caused by the careless, malidous, willful or necligent ads of LESSEE*-erethers, and chemical, corrosion or water damage null any source. LESSEE agrees to maintain at its expense all other aspects of the premises in the same condition as they are when delivered to LESSEE or as they may be put In during the lease term, normal wear and tear** only excepted, and whenever necessary, to replace light bulbs and glass, acknoWedging that the premises are now in good order. LESSEE shall properly conbol and vent all chemicals, radioactive materials, smoke, odors and other materials that may be hamfful, and shall not cause the area surrounding the premises or any other common area to be in anything other than a neat and dean condition, and shall appropriately dispesP of all waste. LESSEE shall be solely responsible for any damage to any equipment serving the premises or the building which results from the storage, discharge or use of any substance by LESSEE. LESSEE shall not permit the premises to be overloaded, damaged, stripped or defaced, nor suffer any waste, and will not bring or keep animals therein. If the premises include any wooden mezzanine-type space, the floor capacity of such space is suitable only for light office or storage use. LESSEE will protect any flooring with chair pads under any rolling chairs and shall*** maintain sufficient heat to prevent freenng of pipes or other damage. Any increase in heating, ventilating, air conditioning, plumbing or electrical equipment or capacity, and any installation or maintenance of any “non-building standard’ leasehold improvements or equipment which is associated with some specific aspect of LESSEE’s use, whether installed by LESSOR, LESSEE or a prior nodpant, shall be LESSEE’s sole responsibility and at LESSEE’s expense. All maintenance provided by LESSOR shall be during LESSOR’s normal business hours.

*, its employees, agents, contractors and invitees “, damage by fire and other casualty not caused by LESSEE’s negligence or taking by eminent domain “, provided LESSOR provides an operating heating system,

11. ASSIGNMENT OR SUB I FASP. Provided LESSEE is not in default of any tents hereof, LESSEE may assign this lease or sublet or allow another entity or individualto occupy all or part of the premises, but only with LESSOR’s prior written consent in each instance*. In no case may LESSEE assign this lease or sublet the premises to any other current or prospective tenant of LESSOR, or any affiliate of such current or prospective tenant As a condition to any assignment or sublease, an additional security deposit” shall be paid to arid held by LESSOR. If LESSEE nodes LESSOR in writing of its desire to assign this lease or sublet LESSOR may elect to terminate this lease, at an effective date to be determined by LESSOR, upon written notice to LESSEE. Notwithstanding LESSOR’s consent to any assignment or sublease, LESSEE-and-GUASANTOR shall remain liable for the payment of all rent and for the full performance of all terms of this lease.

*, which consent shall not be unreasonably withheld, conditioned or delayed “equal to two months’ rent

12. ALTERATIONS. LESSEE shall not make structural alterations, additions or improvements of any kind to the premises, but may make nonstructural alterations, additions or improvements with LESSOR’s prior written consent (“allowed alterations”)*. All allowed alterations shall be at LESSEE’s expense and shall conform with LESSOR’s building standards and conduction specifications. If LESSOR or its agents provide(s) any services or maintenance in connection with the allowed alterations and the review thereof, LESSEE will promptly pay any just invoice. LESSEE shall obtain, prior to the commencement of any work, a lien waiver from any contractor performing work at the premises. LESSEE shall not permit any mechanics’ liens or similar liens to remain upon the premises in connection with any work performed or daimed to have been performed at the diredion of LESSEE and shall cause any such lien to be released or removed forthwith without oast to LESSOR. Al allowed alterations shall become part of the premises and the property of LESSOR. LESSOR shall have the right at any lime to make additions to the building, to change the arrangement of parking areas, stairs or walkways, or otherwise to after common areas or the exterior of the building”.

*, which consent shall not be unreasonably withheld, conditioned or delayed provided such changes do not materially interfere withLESSEE’s use of the premises

13. LESSOR’S ACCESS. LESSOR, its agents or designees may at any reasonable time* enter to view the premises; to show the premises to others; to make repairs and alterations as LESSOR, its agents or designees should elect to do for the premises, the common areas, or any other portions of the building; and without creating any obligation or liability for LESSOR, but at LESSEE’s expense, to make repairs which LESSEE is required but has failed to do.

* upon reasonable notice except in the case of any emergency

14. SNOW REMOVAL. The plowing of snow from all roadways and unobstructed parking areas shall be at the sole expense of LESSOR. The contrd of snow and ice on all walkways, steps and loading areas serving the premises and all other areas not readily arreasible to plows shall be the sole responsbility of LESSEE*. Notivithstanding the foregoing, LESSEE shall hold LESSOR and OWNER harmless from any and all daims by LESSEE, its employees, agents, callers or invitees for personal injuries and/or property damage resulting in any way (run snow or ice on any area serving the premises”.

*LESSOR “, except for claims directly resulting am LESSOR’s sole negligence

15. ACCESS AND PARKING. LESSEE may without additional charge use parking spaces provided for the building* in common with others. The number of spaces used by LESSEE, its employees, agents, callers and invitees, which shall be presumed to equal the number of persons present at the premises, shall not at any lime exceed LESSEE’s proportionate share of the total spaces for the building. LESSEE shall not obstruct any portion of the building or its common areas. No unattended parking (i.e., pairing where the driver of a vehble is not readily available at the premises to relocate said vehicle) will be permitted between 7:00 PM and 7:00 AM without LESSOR’s prior written approval, and from November 15 through March 31 annually, such parking shall be permitted only in designated overnight parking areas. Unregistered or disabled vehides or trailers of any type may not be parked at any lime. LESSOR may tow, at LESSEE’s sole risk and expense, any misparked vehicle belonging to LESSEE, its employees, agents, callers or invitees, at any time. LESSOR may record activities at the building with unmonitored cameras, however, LESSEE agrees hat LESSOR is not in any way providing any security services for LESSEE, its employees, agents, callers or invitees and accepts full responsibility for protecting the persons and property of LESSEE, its employees, agents, callers and invitees.

*and all common areas (defined below)

16. LIABILITY. LESSEE shall be solely responsible as between LESSOR and LESSEE for death or personal injuries to all persons and/or properly damage, including damage by fire or other casualty, occurring in or on the premises (including any common areas as defined below) and arising out of the use control, condition or occupancy of the premises by LESSEE, except for death, personal injuries and/or property damage directly resulting from he sole negligence of LESSOR. LESSEE agrees to indemnify and hold harmless LESSOR and OWNER hum any and all liability, including but not limited to costs, expenses, damages, causes of action, claims, judgments and* attorney’s fees caused by or in any way arising out of any of the aforesaid matters. Al common areas, including but not limited to any parking areas, stairs, corridors, ** roofs, walkways and elevators (“common areas”) shall be considered a part of the premises for purposes of Sections 16 and 17 when they are used by LESSEE, its employees, agents, callers or invitees.

*reasonable **driveways, telecommunications risers, conduits,

17. INSURANCE. LESSEE shall secure and carry at its expense a cornmerdal general liability policy insuring LESSEE, LESSOR and OWNER against any daims based on personal injuries (including death) and/or properly damage arising out of the use, control, condition or occupancy d the premises, including any common areas, by LESSEE, its employees, agents, callers or invitees, including damage by fire or other casualty, such policy to insure LESSEE, LESSOR and OWNER against any claim up to $1,000,000 for each occurrence involving personal injuries (including death), and $1,000,000 for each occur write involving property damage. This insurance shall beprimary to and not contributorywith any insurance carried by LESSOR whose insurance shall be excess. LESSOR and OWNER shall be included in each such policy as additional insureds using ISO Form CG 20 26 11 85 or some other form approved in writing by LESSOR, and each such policy shall be issued by a company or companies* satisfactory to LESSOR. Prior to occupancy, LESSEE shall deliver to LESSOR certificates and any applicable riders or endorsements showing that such insurance is in force, and thereafter will provide renewal certificates at least 15 days prior to the expiration of any such polides. Al such insurance certificates shall provide that such policies shall not be cancelled without at least 10 days’ prior written notice to each insured. If LESSEE fails to proVide or maintain such insurance at any time during the term of this lease, LESSOR may elect to contract for such insurance, and LESSEE shall pay LESSOR any costs that LESSEE would incur for such insurance in complying with this section, plus LESSOR’s administrative expenses.

*reasonably

18. BROKERAGE, LESSEE warrants and represents that it has dealt with no broker, tenant representative or third party in connection with this lease*, and agrees to indemrify LESSOR against any** brokerage claims arising out d this lease***. LESSOR warrants and represents that It has employed no exdusive broker or agent in connection with this lease. If either LESSOR or LESSEE introduces a broker, tenant representative or other third party on its behalf for any extension or expansion of this lease, any fees or commissions shall be the sole responsibility of the party engaging such broker, tenant representative or third party.

*except for Mike Shreve of T3 Realty Advisors to whom LESSOR shall pay a commission (estimated at $4,090.94) in accordance with LESSOR’s standard fee schedule ** other *** that involve a breach or alleged breach of the foregoing warranty and representation

19. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages and other like instruments made at any time hereafter, and LESSEE shall, when requested, promptly executeand deliver such instruments as necessary to show the subordination of this lease to said mortgages or other such instruments.

20. DEFAULT AND RENT ACCELERATION. In the event that (a) any assignment for the benefit of creditors, bust mortgage, receivership or other insolvency proceeding shall be made or instituted with respect to LESSEE or LESSEE’s property* or (b) LESSEE shall default in the observance or performance of any terms herein, and such default shall not be corrected within 10 days after mitten notice thereof**. then LESSOR shall have the right hereafter, while such default continues and without demand or further notice, to re-enter and take possession of the premises, to dedare the term of this lease ended, and/or to remove LESSEE’s effects, without liability, induding for trespacti or conversion, and without prejudice to any other remedies. If LESSEE defaults in the payment of any rent and such default continues for 10 days after written notice thereof, and, because both parties agree That nonpayment of said sums is a substantial breach of this lease, and, because the payment of rent in monthly installments is for the sole benefit and convenience of LESSEE, then, in addition to any other remedies, the net present value of the entire balance of rent due herein as of the date of LESSOR’s notice, using the published prime rate then in effect, shall immediately become due and payable as liquidated damages, since both parties agree that such amount is a reasonable estimate of the actual damages likely to result from such breath. No actions taken by LESSOR under this section shall terminate LESSEE’s obligation to pay rent under this lease, as liquidated damages or otherwise. My sums received by LESSOR from or on behalf of LESSEE at any time shall be applied first to any unamortized improvements completed for LESSEE’s occupancy, then to any unpaid invoice or other payment due to LESSOR and then to unpaid rent LESSEE shall pay any invoice within 10 days after receipt If any rent and/or other payment is not received by LESSOR when due, then LESSEE shall pay LESSOR a one-time late charge for each past due payment equal to one percent of such overdue amount or $35 (whichever is greater) and interest at the rate of 18 percent per annum on any past due payment

*and not released, discharged or dismissed, as the case may be, within 60 days **or, in the event such default cannot be cured within said 10-day period, LESSEE shall not have commenced to cure and be diligently proceeding to cure

21. NOTICE. My notice from LESSOR to LESSEE under this lease shall be given in writing and shall be deemed duly served when left-atthe-premises*, served by constable, **sent by recognized courier service with a receipt therefor or mailed by certified or registered mail, return receipt requested, postage prepaid to LESSEE at the premises or such other address as LESSEE may designate in writing. My notice from LESSEE to LESSOR under this lease shall be given in wiling and shall be deemed duly served only when served by constable, or delivered to LESSOR by certified or registered mail, return receipt requested, postage prepaid, or by recognized courier service with a receipt therefor, addressed to LESSOR at 200 West Cummings Park, Wobum, Massachusetts 01801 or to the last address designated by LESSOR. No oral, facsimile or electronic notice shall have any force or effect Time is of the essence in the service of any notice.

*delivered by hand **or

22. OCCUPANCY. If LESSEE takes possession of the premises prior to the commencement of this lease, LESSEE shall perform all terms of this lease from the date it takes possession. LESSOR may require LESSEE to relocate to another similar premises (isighish shall-be-within-the-sanae-rneathipality-astire-surrent-premisesruntess LESSEE is not regularly occupying the premises) at any time during the lease term upon written notice to LESSEE and on terms comparable to those herein. LESSEE shall be liable to LESSOR for any and all loss, damages and/or expenses incurred by LESSOR if LESSEE fails to relocate as required herein. If LESSEE occupies, conbols or encumbers any part of the premises after the termination of this lease without LESSOR’s written permission, LESSEE shall be liable to LESSOR for any and all loss, damages and/or expenses incurred by LESSOR, and all terms of this lease shall continue to apply, except that use and n-n I parry payments shall be due in full monthly instalments at a rate whin shall be me* times the greater of the monthly rent due under this lease immediately prior to termination or LESSOR’s then current published rent for the premises, it being agreed that such extended ntha pane/ is a tenancy at sufferance, solely for the benefit and convenience of LESSEE and of greater rental value. LESSEE’s ors patty, control, or encumbrance of any part of the premises beyond I inn ion the last day of any rental period shall constitute ore ipancy for an entire additional month, and increased payment as provided in this section shall be immediately due and payable. LESSOR’s acceptance of any payments shall not alter LESSEE’s status as a tenant at sufferance.

*only in the event **one and one-half

23. FIRE PREVENTION. LESSEE agrees to use all reasonable precautions against fire, to provide and maintain approved, labeled fire extinguishers, emergency lighting equipment and exit signs, and to complete any other modifications within the premises as required or reunnmended by the Insurance Services Office (or successor organization). OSI-IA, the local fire department, LESSOR’s insurer or any similar entity.

24. OUTSIDE AREA Anything held or stored by LESSEE in any common area without LESSOR’s prior written consent shall be deemed abandoned and may be removed or disposed of by LESSOR at LESSEE’s expense without notice. LESSEE shall maintain a building standard size dumpster in a location approved by LESSOR, which dumpster shall be provided and serviced at LESSEE’s expense by whichever disposal firm LESSOR designates. Alternatively, if a shared dumpster or compactor is provided by LESSOR, LESSEE shall pay the disposal firm or LESSOR, as applicable, LESSEE’s proportionate share of any charges associated therewith.

25. ENVIRONMENT. LESSEE shall not interfere in any way with the use and enjoyment of other portions of the same or neighboring buldings by others by reason of odors, smoke, exhaust, vibrations, noise, pets, garbage or trash, vermin or other pests, or otherwise, and will at Its emense employ a professional pest control service if determined necessary by LESSOR. No oil, hazardous material or waste shall be used, stored, disposed of, or allowed to remain at the premises at any time without LESSOR’s written approval, and LESSEE shall be solely responsible for, and shall indemnify and hold harmless LESSOR and OWNER from, any and all corrosion or other damage in any way associated with the use, storage, disposal and/or release of same by LESSEE. LESSEE agrees to provide and maintain effective devices for preventing damage to the building and property from deionized water, chemicals or hazardous materials which may be

26. RESPONSIBILITY. *Neither LESSOR nor OWNER shall be liable to anyone for, nor shall LESSEE’s terms under this leave be reduced because of, loss or damage caused in any way by the use, leakage, discharge, seepage, flooding or escape of water or sewage in any form or from any source, or by the interruption or cessation of any service rendered customarily to the premises or building or agreed to by the terms of this lease, by any acddent, the making of repairs, alterations or improvements, labor difficulties. weather conditions, mechanical breakdowns, touble or scarcity in obtaining fuel, elechidty, service or supplies from the souar from which they are usually obtained, or by any change in any utility or service provider, or by any cause beyond LESSOR’s immediate contra Except as otherwise provided for in this lease, neither LESSOR nor OWNER nor LESSEE shall be liable for any special, incidental, indirect or consequential damages. including but not limited to lost profits or loss of business, arising out of or in any manner connected with performance or nonperformance under this lease, even if any party has knowledge of the possibility of such damages.

*Subject to Sections 16 and 17 above, neither

27. SURRENDER. On or before the termination of this lease, LESSEE shall remove all of its goods and effects from the premises, and shall deliver to LESSOR exclusive and unencumbered possession of the premises and all keys and locks thereto, all fixtures, equipment and workstations of any type connected therewith, and all allowed alterations made to or upon the premises, whether completed by LESSEE, LESSOR or others. including but not limited to any offices, window blinds, floor coverings, computer floors, plumbing and plumbing fixtures, heating, ventilating and air conditioning equipment, ductwork, exhaust fans, chillers, security, surveillance and fire protection systems, telecommunications and data wiring, cable bays, telephone systems, air and gas distribution piping, compressors, thanes, hoists, cabinets, counters, shelving, signs, electrical work, induding but not limited to lighting fixtures of any type, wiring, conduit transformers, generators, distribution panels, bus duds, raceways, receptades and disconnects, and all furnishings and equipment which have been bolted, welded. nailed, screwed, glued or otherwise attached to any wall, floor, ceiling, roof, pavement or ground, or which have been directly wired ducted or plumbed to any portion of any thilding or other system serving the premises. Prior to surrender, LESSEE shall, at LESSOR’s option, remove or label for future use any and all wiring and cabling installed and/or-used-by LESSEE, LESSEE shall deliver the premises broom dean, fully sanitized fruit] any chemicals or other contaminants, and in at least the same condition as they were at the commencement of this lease or any prior lease between the parties for the premises, or as they were modified during said term with LESSOR’s written consent, reasonable wear and tear* only excepted, and LESSEE shall be deemed to be encumbering the premises until it delivers the premises to LESSOR in the condition as required heroin. Any of LESSEE’s property that remains at the premises upon termination of this lease shall be deemed abandoned and shall be disposed of as LESSOR sees fit, without LESSOR being liable for any loss or damage thereto, and at the sole risk of LESSEE. LESSOR may remove and store any such property at LESSEE’s expense; retain same under LESSOR’s control; sell same without notice at a public or private sale and apply the net proceeds of such sale to the payment of any sum due herein: or destroy same. Notwithstanding the delivery of any keys to LESSOR, in no case shall the premises be deemed surrendered to LESSOR until the termination date provided herein or such other date as may be specified in a written agreement between the parties. The parties’ rights and obligations under this section shall survive termination of the lease.

* and damage by fire and other casualty not caused by LESSEE’s negligence or taking by eminent domain

28. GENERAL. (a) The invalidity or unenforceability of any dause or provision of this lease shall not affect or render invalid or unenforceable any other clause or provision hereof. (b) No consent or waiver, express or implied, by LESSOR to or of any breath of any obligation of LESSEE shall be construed as a consent or waiver to or of any other breach of the same or any other obligation. (c) The terms of this lease shall run with the land, and this lease shall be binding upon and inure to the benefit of the parties I rer eto and their respective successors and assigns, except that LESSOR and OWNER shall be liable for obligations occurring only while lessor or owner of the premises. (d) This lease is made and delivered in the Commonwealth of Massachusetts, and shall be interpreted, construed and enforced in accordance with the laws thereof and only in a court therein. My action or proceeding arising out of this lease shall be brought by LESSEE within one year after the event giving rise to the daim has occurred. (e) If LESSOR or OWNER is a bust corporation or other limited liability entity, the obligations of LESSOR shall be binding upon the trust, corporation or other entity, but not upon any trustee, officer, director, shareholder, member, limited partner or benefidary individually. (f) If LESSOR is not the owner (“OWNER”) of the premises, LESSOR represents tat OWNER has agreed to be bound by the terms of this lease. (g) If LESSEE is more than one person, corporation, other legal entity, partnership or some combination thereof, LESSEE’s obligations are joint and several. Unless repugnant to the context, “LESSOR” and “LESSEE” mean the person or persons, natural or corporate, named above as LESSOR and as LESSEE respectively, and their respective heirs, executors, administrators, successors and assigns. (h) This lease is the result of negotiations between parties of equal bargaining strength, and when executed by both parties shall constitute the entire agreement between the parties, superseding all prior oral and written agrees rents, *representations-andstatements-and-LESSE-E-agretes-to-keep-all This lease may not be amended except by written agreement signed by both parties, or as otherwise provided herein, and no oral or written representation shall have any effect hereon. (i) Notwithstanding any other statements herein, LESSOR makes no warranty, express or implied, concerning the suitability of the premises for the use described above. Ii) If, for any reason, LESSOR does not deliver possession of the premises as provided herein, unless a delay is caused or conbibuted to in any way by LESSEE, the rent excluding the cost of any amortized improvements, shall be proportionately abated until LESSOR delivers possession, and LESSOR shall use reasonable efforts to deliver possession at the earliest practical date. LESSEE agrees that said abatement shall be LESSEES sole remedy for any delay in delivery of possession and that LESSOR shall not be liable for any damages to LESSEE for such delay. (k) Neither the submission of this lease form or any amendment hereof, nor the acceptance of the security deposit and/or rent shall constitute a reservation of or option for the premises, or an offer to lease, it being expressly understood and agreed that neither this lease nor any amendment shall bind either party in any manner whatsoever unless and until it has been executed by both parties. (I) LESSEE shall not be entitled to exerdse any option in this lease, the attached Rider to Lease or any subsequent amendment or extension, or receive LESSOR’s consent as provided for herein, if LESSEE is at that time in default of any terms hereof. (m) No resbiction, condition or other endorsement by LESSEE on any payment nor LESSOR’s deposit of any full or partial payment shall bind LESSOR in any way or limit LESSOR’s rights under this lease. (n) LESSEE shall pay LESSOR for all** legal and administrative fees and expenses incurred by LESSOR due to any consent requested by LESSEE or in enforcing any terms of this lease. (o) LESSEE will conform to all rules and regulations now or hereafter made by LESSOR for parking, for the care, use and/or alteration of the building, its facilities and approaches, and for the administration of this lease, and will not permit any employee, agent caller or invitee to violate this lease or any of its terms. (p) LESSEE’s covenants under this lease shall be independent of LESSOR’s covenants, and LESSOR’s failure to perform any of its covenants under this lease, including a covenant constituting a significant inducement to LESSEE to enter into this lease, shall not excuse the payment of rent or any other charges by LESSEE or allow LESSEE to terminate this lease. (q) LESSOR, LESSEE: ***OWNER-and-GLIARANTOR hereby waive any and all rights to a jury ilial in any proceeding in any way arising out of the subject matter cif this lease. (r) See attached Rider to Lease for additional provisions.

*and **reasonable ***and

29.	SECURITY AGREEMENT. THIS PARAGRAPH DOES NOT APPLY

30.	AUTOMATIC FIVE YEAR EXTENSIONS. THIS PARAGRAPH DOES NOT APPLY

In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this lease to be executed this 27th day of April 2009.

LESSOR: CUMMING PROPERTIES, LLC		LESSEE: GREENLIGHT BIOSCIENCES INC.

By:	/s/ [Illegible]	By:	/s/Andrey Zarur
		Name:	Andrey Zarur
		Title:	CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W04090219-DJC-6

RIDER TO LEASE

The following additional terms are incorporated into and made a part of the attached lease and in the event of any conflict between any term of this Rider to Lease and the attached lease, the terms of this rider shall govern:

A. SOUTH ESSEX SEWERAGE DISTRICT. Wfth respect to leases at Cummings Center in Beverly (only), LESSEE shall fully comply with all regulations of the South Essex Sewerage District (SESD) now or hereafter in effect, including prompt filing with LESSOR of any documents required by the SESD. LESSEE agrees to indemnify and hold harmless LESSOR and OWNER from any and all liability arising out of any noncompliance of LESSEE with such regulations.

B. ACTIVITY AND USE IMITATION. Except as provided below, with respect to leases at Cummings Center in Beverly and 10 and 18 Commerce Way in Wobum (only), the following activities and uses are expressly prohibited at the property of which the premises are a part residential uses (except for facilities for adult congregate care or assisted living, senior housing, nursing home uses and other adult residential facilities in certain designated areas of the property); child care, day care, or public or private elementary or secondary schools; a public park, playground or playing field, or other activities involving more than casual contact with the ground; cultivation out-of-doors of fruits and vegetables destined for human consumption; and fishing or swimming in the ponds and other waterways on or adjacent to the property. In addition, implementation of a health and safety plan is required for construction, utilities maintenance and other intrusive activities which are likely to involve extensive exposure to or contact with subsurface soils at the property. Notwithstanding the foregoing, residential, school, child care, day care and children’s learning center uses (and associated outside recreational activities and/or associated playground) are authorized in specific locations at Cummings Center and/or 10 and 18 Commerce Way. As to Cummings Center, the Notice of Activity and Use Limitation dated April 26, 1996 was recorded at the Essex (South) Registry of Deeds at Book 13533, Page 559, and amended on September 2, 1997 (Book 14299, Page 257), June 19, 2003 (Book 21871, Page 314), March 10, 2005 (Book 24047, Page 1), August 11, 2006 (Book 25994, Page 425), and September 17, 2008 (Book 28043, Page 576). As to 10 and 18 Commerce Way, the Notice of Activity and Use Limitation dated December 12, 1996 was recorded at the Middlesex (South) Registry of Deeds at Book 26901, Page 293 and registered with the Middlesex Registry District of the Land Court as Document No. 1231513, and amended on September 24, 2002 (Book 36592, Page 499) and September 19, 2007 (Book 50124, Page 578 and Land Court Document No. 01454912).

. LESSOR, at LESSOR’s cost, shall modify the premises according to the mutually agreed upon plan attached hereto before LESSEE takes possession of the premises.

A. Notwithstanding monthly rent as provided in Section 1 above, LESSEE may deduct $5,267.92 per month (to be apportioned for any partial month) from each monthly rental payment due from May 15, 2009 through September 14, 2009 (only), provided LESSEE is not in arrears of any rent or invoice payments or otherwise in default of this lease. Time is of the essence.

B. Notwithstanding anything to the contrary in Section 25 above, LESSEE may transport to and from or use or store hazardous material, as that term is defined in M.G.L. c. 21E, §2, within the premises, provided LESSEE fully complies with all applicable local, state and federal laws, regulations, ordinances and bylaws (collectively, “applicable laws”). LESSEE shall be solely responsible for and shall indemnify’ and hold LESSOR and OWNER harmless from any and all liability, damage and personal injury in any way associated with any use, storage, disposal or release of such material. In the event any hazardous material remains in the premises after the termination of this lease or, if applicable, the date LESSEE relocates from the premises to a new premises pursuant to an amendment to this lease (in either case, the “Vacate Date”), LESSEE authorizes LESSOR to properly dispose of same on LESSEE’s behalf and at LESSEE’s sole expense.

C. * Notwithstanding anything in Sections 5 and 10 above to the contrary, and except as provided herein, LESSEE acknowledges and agrees that the plumbing, electrical, exhaust, heating and cooling systems serving the premises shall be maintained by LESSEE, at its sole expense, and LESSEE’s maintenance obligations shall specifically include, without limitation, monthly inspection, repair and replacement as needed of all acid neutralization, pH adjustment and other wastewater treatment tanks and equipment and drain lines into which said tanks and equipment discharge; backflow preventers; and all exhaust and intake fan components, including belts and air filters. LESSEE shall be responsible for semiannual (or more frequent if necessary) cleaning and replenishment of neutralizing materials in all tanks, ensuring that all wastewater discharged from the premises is neutralized to a pH range between 6 and 9, or, in the case of deionized water, is appropriately diluted or treated, and fully complying with all applicable laws. During the term of this lease, within 30 days following LESSOR’s request, and on or before the Vacate Date, LESSEE shall provide LESSOR with written evidence from a qualified third party of LESSEE’s compliance with the foregoing inspection, repair and maintenance obligations. LESSEE further acknowledges and agrees that certain non-building standard equipment including but not limited to heating, cooling and make-up air equipment, shall be used to serve the premises in common with other facilities at the building. Said equipment shall be maintained by LESSOR and LESSEE shall pay to LESSOR its proportionate share of any utility and maintenance fees and charges relating to the use of such equipment. Time is of the essence.

G. * On or before the Vacate Date, LESSEE, at its sole expense, shall have the entire premises, including any extension thereof (e.g. shafts, ducts, etc.) used in any way by LESSEE, cleaned and tested, and shall provide LESSOR with a written certification from a licensed, independent and certified industrial hygienist (“CIE”) stating that as of the Vacate Date, the entire premises have been cleaned and tested and are free from all harmful chemical, biological, radioactive or other contamination arising out of LESSEE’s tenancy and that there are no restrictions on future use or occupation by others including any demolition or modification work. Said cleaning, testing and certification shall be completed in accordance with all CIE professional standards and all applicable laws and shall include, but not be limited to, all cabinetry, countertops, walls, ceilings, floors, casework and other surfaces, all mechanical and HVAC equipment, ductwork, make-up air units, exhaust fans, hoods, plumbing fixtures, drains, septic systems (if any); and all acid neutralization, pH adjustment and other wastewater treatment tanks and equipment. In addition, the CIE shall certify that the indoor air quality at the premises is satisfactory. If LESSEE used or stored any radioactive materials within the premises, LESSEE shall provide LESSOR with a written statement from all applicable governmental authorities that the premises have been fully decommissioned in accordance with all applicable laws.

H. * The premises shall be deemed occupied by LESSEE in accordance with Sections 22 and 27 of this lease unless and until LESSEE has provided, to LESSOR’s satisfaction, the required CIH certification, applicable decommissioning statements and confirmation of LESSEE’s compliance with its maintenance obligations, all in accordance with the terms of the three preceding paragraphs.

I. The preceding four paragraphs are key considerations of this lease.

J. LESSOR consents to LESSEE’s limited access to the roof of the building to perform LESSEE’s maintenance obligations as set forth above (only). LESSEE agrees that no other work shall be carried on or any other equipment installed on the roof without the prior written consent of LESSOR, which consent shall not be unreasonably withheld, conditioned or delayed. LESSEE shall be fully responsible for, and agrees to indemnify and hold LESSOR harmless from, any and all property damage and personal injury, including death, associated in any way with the activities of LESSEE and LESSEE’s agents, employees and contractors on the roof and/or the location, installation or maintenance of said equipment on the roof, including but not limited to, damage to the watertight integrity of the roof and the roof membrane.

K. Provided LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of this lease, LESSEE shall have the right to extend the term of this lease for one additional period of one year, such extended term to commence on May 15, 2010 and to end on May 14, 2011, provided LESSEE serves written notice to LESSOR of LESSEE’s intention to so extend the term not less than 90 days prior to the expiration of the original lease term. Annual base rent during the extended term shall be $89,254 plus all “Cost of Living” adjustments that would otherwise be in effect as of the commencement of the extended term. In the event the term of the lease is not extended for one additional period of one year, LESSEE shall pay $7,800 to LESSOR on the termination date. Section 1 above shall continue to apply in all other respects during said extended term.

L. * This lease may be assigned to a new corporation or other legal entity to be formed by LESSEE, as provided in Section 11 of this lease, without further consent from LESSOR, provided LESSEE timely notifies LESSOR in writing to that effect and executes LESSOR’s standard lease assignment. The provisions of Section I I shall govern said assignment in all other respects.

* In the event that the entire balance of rent is accelerated pursuant to Section 20 above on account of the non-payment of any sums due under this lease, provided LESSEE then fully cures such non-payment and pays all other sums that are then due (including LESSOR’s legal fees and costs) prior to the entry of a judgment for possession, LESSOR agrees to reinstate this lease and to reverse this charge of accelerated rent, without waiving any rights, including acceleration of rent, which may arise with respect to any subsequent default. Time is of the essence.

W04090219-DJC -6

RIDER TO LEASE

(Continued)

N. * Prior to the lease termination or any relocation by LESSEE to another facility of LESSOR, LESSEE may remove telecommunications equipment supplied and installed by LESSEE, provided LESSEE is not in arrears of any rent or invoice payments or otherwise in default of this lease, and has satisfactorily complied with all other terms of this lease. LESSEE shall repair any and all damage resulting from such removal, restore the premises to their condition prior to the installation of said equipment, and in accordance with all applicable building and electrical codes and at LESSOR’s option, either remove or label all wiring and cabling associated with any telecommunications and computer network equipment. LESSEE must complete all such removal, labeling, repair, restoration and/or other work prior to the termination or relocation date. Time is of the essence.

0. * LESSOR agrees that all work to be performed by LESSOR as set forth in the plan attached hereto shall be completed in a good and workerlike manner.

P. * In the event LESSOR approves a sublease or an assignment of this lease, LESSEE shall pay LESSOR on the first day of each month during the period of the sublease or assignment, 50 percent of any amount by which the payments due to LESSEE under the sublease or assignment exceed the rent payment due from LESSEE to LESSOR for that month. Such amount shall, however, be calculated on a proportionate basis in the case of a sublease of only a portion of the premises.

Q. * In lieu of the $30,000 cash security deposit provided in Section 2 above, LESSEE may substitute an Irrevocable Letter of Credit negotiable on sight in the amount of $30,000, provided said Letter of Credit is issued by a commercial bank acceptable to LESSOR; provides for payment to LESSOR immediately and on sight upon LESSOR’s delivery to the bank of a statement that the drawing represents amounts due to LESSOR from LESSEE under this lease or is otherwise permitted under this lease; terminates no earlier than two months after the termination of this lease; and is otherwise in a form acceptable to counsel for LESSOR. In addition, LESSOR shall be entitled to draw on said Letter of Credit and hold the proceeds as a cash security deposit on presentation of a statement that LESSOR feels insecure about the continuing solvency of the issuing bank. Either the Letter of Credit or the cash security deposit for which it is being substituted shall be delivered to LESSOR upon LESSEE’s execution of this lease. If the cash security deposit is paid, LESSOR shall then refund it to LESSEE upon delivery to LESSOR of a Letter of Credit that fully complies with this paragraph. LESSEE shall pay LESSOR for legal and administrative expenses incurred by LESSOR in connection with this Letter of Credit.

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Note, These CAD drawings are recorded an be t ansmitted as. elsogonic media. They are therefore subject to undetectable attendee or ensures, either lerereiresal or uninte. groat, rue to, are among other causes: transreission, conversion, media cagradation, software or human alteragm. Accordingly, Cummings Properties shall not be held liable for any claims, losses, damages, or costs arising out of are such use of these CAD documents.

Lease Plan

GreenLight Biosciences, Inc.

200 Boston Avenue, Suite 4100, Medford, MA

Cummings Properties
200 West Cummings Park, Woburn, MA 781-935-8000

LSm	Scale:	Date:
2,629	1/8"=1'-0"	04-23-09
Drawn: JN	00: DJC • Checked.	Revised: 06-16-09

-All dimensions are aP
-CPL standard consvucroes unless otherwise noted.
:All finishes to femain as is unless otherwise noted.
-Furnishings are shown for elastrative purposes only.

-No representation is made as to the sttabeig M ,nis sleagn or,essees juse or OVaiprinty.

m.+o,_ran:er l 110:1.1frarkerlelLres,eesso

CUMMINGS PROPERTIES, LLC

STANDARD FORM

WI1100662-AHS-F

LEASE EXTENSION # 1

In connection with a lease in effect between the partt at 200 Boston Avenue, Suite 4100 Medford , Massachusetts, fully executed on May 15, 2009 and currently terminating on May 14, 2011 ,and in consideration of the mutual benefits to be derived herefrom, Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. , LESSEE, hereby agree to amend said lease, including its terms, conditions, covenants and obligations (terms.), as follows:

1.	The lease is hereby extended for an additional term of one and one-half months ending at noon on June 30, 2011 .

2.

If LESSEE is a trust, corporation, partnership or other limited liability entity, LESSEE shall serve written notice to LESSOR within 30 days following the date LESSEE: (a) changes its legal name, (b) merges into or consolidates with a third party, (c) files articles of entity conversion, (d) changes its state of organization/registration, (e) voluntarily or involuntarily dissolves or revokes its articles of organization, articles of incorporation or other charter documents, or (f) changes any trustee(s).

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this extension to be executed this 15th day of March , 2011.

LESSOR: CUMMINGS PROPERTIES, LLC		LESSEE: GREENLIGHT BIOSCIENCES INC.

BY:	[Illegible]	By:	/s/ Andrey Zarur

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W03110160-AILS-E

LEASE EXTENSION # 2

In connection with a lease in effect between the parties at 200 Boston Avenue, Suite 4100

Medford , Massachusetts, fully executed on May 15, 2009 and currently terminating on June 30, 2011 ,and in consideration of the mutual benefits to be derived herefrom, Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc , LESSEE, hereby agree to amend said lease, including its terms, conditions, covenants and obligations (“terms”), as follows:

1.	The lease is hereby extended for an additional term of one year ending at noon on June 30, 2012 .

2.	Effective July 1 2011 base rent shall be changed to one hundred six thousand nine hundred fourteen(106 914) dollars per year or $ 8,909.50 per month.

3.

Effective July 1, 2011 the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2010 , which figure shall be compared with the figure for November 2011 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

4.

Upon execution+ ihisasileriAtResisccastpittell bknagry tieoryk$pp,nr_ to a new total of $ 30,000 . The lease, including all terms, shall be automatically extended for additional s ccessive periods of year(s) each unless LESSOR E rivrittinigtOnAho [city btictrg eNetiat’sAnty extend the lease.

5.

Effective July 1, 2011 (the “relocation date”), the local on of the premises shall be changed from 200 Boston Avenue, Suite 4100 to 196 Boston Avenue, Suites 2400, 2800, and 2700. As a result of this relocation, the size of the premises shall be decreased to a new total of approximately 2,616 square feet (including 20.9% common area). LESSEE shall vacate Suite 4100 on or before the relocation date or, as the case may be, the Extended Date (defined below), and any extended occupancy of Suite 4100 beyond the relocation date or, as the case may be, the Extended Date, shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to Suite 4100 in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

6.

Notwithstanding Section 6 above, LESSEE may occupy Suites 2400 and 2800 (only) as of 12:00 PM on June 20, 2011, provided this extension, including plans and specifications if any, has been fully, executed and all required insurance certificates have been produced by LESSEE. LESSEE shall have no obligation to pay additional rent beyond the rent provided for in Section 1 of the lease through the relocation date or, as the case may be, the Extended Date (only) on account of LESSEE’s concurrent occupancy of Suite 4100 and Suites 2400 and 2800. All other terms of the lease shall apply to LESSEE’s early occupancy of Suites 2400 and 2800.

7.

LESSOR, at LESSOR’s cost, shall modify Suites 2400 and 2800 (only) according to the mutually agreed upon plan and specifications attached hereto on or before June 20, 2011. LESSOR, at LESSOR’s cost shall, at Suite 2700 (only), repair and repaint all drywall partitions, replace glass and light bulbs as needed, change all primary lock cylinders on exterior entry doors, and clean all carpet on or before July 1, 2011.

8.

Notwithstanding Section 3 of the lease and Paragraph E of the Rider to Lease, LESSEE shall use Suite 2700 only for executive and administrative offices. LESSEE further represents and warrants that LESSEE shall not, at Suite 2700, use, store, transport to or from, release, and/or dispose of hazardous material as that term is defined in M.G.L. c. 21E, §2. LESSEE may use and store ordinary household cleaning products that may contain hazardous material provided LESSEE’s use and storage of said cleaning products do not at any time exceed ordinary household quantities and are otherwise in compliance with all applicable laws, statutes, ordinances, and regulations. Provided LESSEE and LESSEE’s employees, agents, contractors, callers, invitees, sublessees, assignees, and visitors fully comply with the terms of this section, Paragraphs F, G, and H of the Rider to Lease shall not apply to Suite 2700 (only).

10

Notwithstanding anything to the contrary in the lease, LESSOR (and not LESSEE) shall pay all charges for heat and electricity used at Suite 2700 (only) during normal business hours for office lighting, building standard air conditioning equipment, and small office machines such as personal computers, copiers, facsimile machines, and postage meters. Following LESSEE’s written request, LESSOR agrees to adjust LESSOR’s normal business hours of operation of the heat and/or air conditioning equipment serving Suite 2700 (only) provided the parties agree in writing on the charge to be paid by LESSEE for said adjustment.

W03110160-A1-1S-E

LEASE EXTENSION

(continued)

11.

Provided LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of the lease beyond all applicable notice and cure periods, LESSEE shall have the right to extend the term of the lease including all terms and escalations therein, except that annual rent shall be reduced by $18,000, for one additional period of one year commencing on July 1, 2012 and ending on June 30, 2013, by serving LESSOR with written notice to that effect not less than 90 days prior to the expiration of the then-current lease term. Time is of the essence.

12.

Effective July 1, 2011, the base from which to determine the amount of any increase in real estate taxes pursuant to Section 4 of the lease shall be changed to the rate and the assessment in effect for the fiscal year ending June 30, 2011 .

13.

If either party has employed an attorney, accountant, real estate broker, tenant representative, and/or other third party on its behalf in connection with this extension, then payment of any and all fees and commissions shall be the sole responsibility of the party engaging any such third party. LESSEE and LESSOR agree that the party who engages such third party shall indemnify the other against any and all claims for any such fees and commissions.

14.

In the event LESSOR does not substantially complete, except for punchlist items, the modifications to Suites 2400 and 2800 (only) provided for in Section 8 above by June 20, 2011, then, provided LESSOR’s failure to so complete said modifications is not caused or contributed to in any way by LESSEE and/or LESSEE’s contractor(s), LESSEE may remain in Suite 4100 until the day that is the 10th day following the date of substantial completion, except for punchlist items, of said modifications (the “Extended Date”). In the event LESSEE delays LESSOR’s substantial completion of said modifications (which shall include without limitation any additions and/or changes requested by LESSEE to the scope of LESSOR’s work, delay in providing information to LESSOR for any permits and/or plans, delay in LESSEE making any payment required hereunder, and/or interference by LESSEE and/or LESSEE’s contractor(s) with LESSOR’s work), then there shall be no abatement of rent for the period of delay, the above date for substantial completion shall be extended by the length of such delay, LESSEE shall vacate Suite 4100 on or before June 30, 2011 in accordance with all terms of the lease, and LESSEE shall indemnify and hold LESSOR and OWNER harmless from any and all liability, losses, damages, judgments, consequential damages, suits, and causes of action in any way relating to or arising out of said delay.

15.

The parties acknowledge and agree that Suites 2400 and 2800 (only) consist of approximately 2,139 square feet (including 20.9% common area). The parties further acknowledge and agree that, as of the execution of this extension, not all of the perimeter walls of Suites 2400 and 2800 have been built. Accordingly, upon completion of the modifications to Suites 2400 and 2800 provided for herein, LESSOR shall carefully measure Suites 2400 and 2800 (only), and if the size, including common area, does not equal the total number of square feet set forth in this section, LESSOR shall notify LESSEE in writing of the actual revised square footage and the corresponding increase or decrease in rent, based on the same rate per square foot used in this extension, and said actual square footage and adjusted rent shall be substituted for the corresponding figures in this extension as of the relocation date.

16.

In the event that, on or before March 30, 2012, the lease is not further extended in accordance with Section 11 above or otherwise extended by written agreement by the parties hereto for a minimum term of one year commencing on or about July I, 2012 for a minimum of 2,600 square feet, LESSEE shall pay to LESSOR $18,830 as a non-renewal fee on or before June 30, 2012. Time is of the essence.

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this extension to be executed this 19th day of April, 2011.

LESSOR: CUMMINGS PROPERTIES, LLC		LESSEE: GREENLIGHT BIOSCIENCES, INC.

By:	[Illegible]	By: /s/Andrey Zarur
	Duly Authorized		y Authorized

		Print Name:	Andrey Zarur
	06/09	Title:	CEO

CUMMINGS PROPERTIES, LLC STANDARD FORM

LEASE EXTENSION # 3

W03120176-AHS-D

In connection with a lease in effect between the parties at 196 Boston Avenue, Suites 2400, 2800, and 2700 Medford, Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently terminating on June 30, 2012, and in consideration of the mutual benefits to be derived herefrom, Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc., LESSEE, hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	The lease is hereby extended for an additional term of one year ending at noon on June 30, 2013.

2.	Effective July 1, 2012, base rent shall be changed to ninety four thousand sixty five (94,0651 dollars per year or $ 7,838.75 per month.

3.

Effective July 1, 2012, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2011, which figure shall be compared with the figure for November 2012, and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

4.

Effective upon full execution of this extension, Sections 11 and 16 of Lease Extension #2 shall deleted and of no further force or effect. This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this extension to be executed this 23 day of April, 2012.

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/ Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMING PROPERTIES, LLC

STANDARD FORM

LEASE EXTENSION #4

In connection with a lease in effect between the parties at 196 Boston Avenue, Suite 2400, 2800 and 2700 Medford, Massachusetts, (“premises” or “leased premises”), fully executed on May 15, 2009, and currently terminating on June 30, 2013, and in consideration of the mutual benefits to be derived herefrom, Cummiong Properties, LLC, LESSOR, and GreenLight Biosciences, Inc., LESSEE herby agree to amend said lease, including its terms, conditions, covenants and obligations (“terms”), as follows:

1.	The lease is hereby extended for an additonal term of one year ending at noon on June 30 2014

2.

At any one time dduring the extended term of the elase set forth in Section 1 above, provided by LESSEE is not then in arrears of any rent or invoice payment or otherwise indeafulat of the lease, if LESSEE and LESSOR fully execute a new lease for approximately 6,000 square feet for a minimum term of one year commencing on or before July 1, 2014, the within lease shall automatically terminate upon the later to occur of the commencement date of said new lease, and LESSEE’s vacating the premises in full accordance with the within lease. Time is of the essence.

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this extension to be executed this 5th day of May, 2013.

LESSOR: CUMMINGS PROPERTIES, LLC		LESSE: GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/ Andrey Zarur
		Print Name:	Andrey Zarur
		Title:	President & CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W10120591-AUS-X

LEASE EXTENSION # 5

1. The lease is hereby extended for an additional term of four years ending at noon on June 30, 2018.

2. Effective on the Delivery Date (defined below) base rent shall be changed to two hundred forty six thousand four hundred seventy five (246,475) dollars per year or $ 20,539.58 per month.

4. The security deposit is hereby increased by $ 30.000 from $ 30,000 to a new total of $ 60,000. THIS PARAGRAPH DOES NOT APPLY ... LESSOR the $_______ increase in cash, or an amendment to the Letter of Credit provided for in Paragraph Q of the Rider to Lease increasing amount of said Letter of Credit to $60,000. All other terms of said Paragraph Q shall continue to apply.

5. The lease, including all terms, shall be automatically extended for additional successive periods of five THIS PARAGRAPH DOES NOT APPLY either party _____ to so extend the lease. The time for serving such written notice shall be no more than 12 months or less than six months prior to the expiration of the then-current lease period. Time is of the essence.

6. Effective on the Delivery Date, the location of the premises shall be changed from 196 Boston Avenue, Suites 2400, 2800, and 2700 (collectively, the "196 Suites") to 200 Boston Avenue, Suites 3100 and 201 (collectively, the "200 Suites"). As a result of this relocation, the size of the premises shall be increased to a new total of approximately 6,328 square feet (including 10.7% common area). Notwithstanding anything to the contrary in this Section 6, LESSEE may continue to occupy the 196 Suites until the 10th day following the Delivery Date (the "Relocation Date") without any obligation to pay additional rent beyond that set forth in Section 2 above, on account of LESSEE's concurrent occupancy of the 196 Suites and the 200 Suites. Any extended occupancy of any and/or all of the 196 Suites beyond the Relocation Date shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to the 196 Suites in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

7. LESSOR, at LESSEE's sole expense, agrees to complete certain improvements and alterations necessitated by LESSEE's use of the 200 Suites (the "Modifications") in a good and workmanlike manner, according to a plan, specifications, and terms of payment to be mutually agreed upon (collectively, the "Plan").

EWA LESSOR

____ LESSEE

Notwithstanding the preceding sentence, LESSOR, at LESSOR’s cost, shall, at LESSOR’s then-current standard Additional Work Authorization rates and charges, provide up to $63,280 in construction and design services towards the Modifications at Suite 3100 (only). The date upon which LESSOR substantially completes the Modifications, except for punch list items, shall be known as the “Delivery Date”. In the event LESSEE in any way delays LESSOR’s substantial completion of the Modifications (which shall include without limitation any additions and/or changes requested by LESSEE to the scope of the Modifications, any delay in LESSEE making any payment to LESSOR under the lease, any delay in LESSEE providing information to LESSOR for any permits or plans, and/or any interference by LESSEE and/or LESSEE’s contractor(s) with LESSOR’s work), there shall be no abatement of rent for the period of delay, the date for substantial completion shall be extended by the length of such delay, and LESSEE shall pay to LESSOR a fee equal to the product of $685 and the number of days of delay (the “Delay Fee”). LESSEE shall pay the Delay Fee to LESSOR within three days following the Delivery Date. Time is of the essence.

LEASE EXTENSION

(continued)

8.

If LESSOR and LESSEE do not fully execute the Plan by 4:00 PM on July 15, 2013, then LESSEE shall pay to LESSOR a fee equal to the product of $685 and the number of days constituting the period from July 15, 2013 through the date LESSEE executes the Plan (the “Late Plan Fee”). LESSEE shall pay the Late Plan Fee to LESSOR within 10 days following the date LESSEE executes the Plan. Notwithstanding anything to the contrary in this section, if LESSOR and LESSEE do not execute the Plan by 4:00 PM on August I , 2013, either party may cancel this extension (only) by serving the other party with written notice to that effect not later than 4:00 PM on August 2, 2013, in which event the Late Plan Fee shall not be due to LESSOR and LESSOR shall have no obligation to deliver the 200 Suites to LESSEE. LESSEE’s notice to cancel this extension shall only be effective if LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of the lease beyond all applicable notice and cure periods. Time is of the essence.

9.

If LESSOR and LESSEE do fully execute the Plan on or before 4:00 PM on July 15, 2013 and LESSOR thereafter fails to deliver the 200 Suites to LESSEE by September 16, 2013, as extended by LESSEE’s delay(s) (as extended, the “Construction Deadline”), then LESSEE shall be entitled to a rent credit equal to the product of $685 and the number of days from the Construction Deadline until the Delivery Date. Said rent credit shall be applied towards rent due commencing on the Delivery Date.

10.

Notwithstanding monthly rent as provided in Section 2 above, LESSEE may deduct $1,054.66 per month (to be apportioned for any partial month) from each monthly rental payment due from the Delivery Date through the day immediately preceding the first anniversary of the Delivery Date (only), provided LESSOR receives each such monthly payment on or before the first day of the month for which such rent is due and LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of the lease beyond all applicable notice and cure periods. Time is of the essence.

11.1.

Provided LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of the lease beyond all applicable cure periods, LESSEE shall have a one-time option to cancel the lease for any reason or no reason at all, effective August 30, 2016, by serving LESSOR with written notice to that effect on or before 4:00 PM on February 28, 2016, along with a simultaneous payment of $73,700 (by bank check, certified check, cash, or wire transfer) as a lease termination fee. Time is of the essence.

12.

Notwithstanding anything to the contrary in Section 25 of the lease, LESSEE may transport to and from or use or store hazardous material, as that term is defined in M.G.L. c. 21E, §2, within the premises, in an amount not to exceed LESSEE’s proportionate share of the total hazardous material storage capacity allowed by applicable building code(s) and governmental authorities, provided LESSEE fully complies with all applicable local, state, and federal laws, regulations, ordinances, and bylaws (collectively, “applicable laws”). In the event that any hazardous material and/or hazardous waste remains in the premises after the termination of the lease or, if applicable, the date LESSEE otherwise vacates the premises, including but not limited to relocating to a new premises pursuant to an amendment to the lease (in either case, the “Turnover Date”), or in the event that any manifest(s) need to be prepared for the delivery, transport, removal, and/or disposal of any hazardous material and/or hazardous waste to or from the premises (e.g., EPA Form 8700-22) and LESSEE’s authorized representative is unavailable for any reason, LESSEE hereby authorizes LESSOR to execute any and all manifests and related documents necessary to properly effectuate such delivery, transport, removal, and/or disposal on LESSEE’s behalf and at LESSEE’s sole expense using LESSEE’s Hazardous Waste Generator Identification Number. LESSEE shall be solely responsible for and shall indemnify and hold LESSOR and OWNER harmless from any and all liability, damage, and personal injury in any way relating to or arising out of the use, storage, disposal, transport, and/or release of such hazardous material or hazardous waste, except insofar as caused by LESSOR’s negligence or intentionally wrongful acts.

13.

Notwithstanding anything in Section 10 of the lease to the contrary, LESSEE’s maintenance and repair obligations shall specifically include, without limitation, monthly inspection, repair and replacement as needed of all acid neutralization, pH adjustment and other wastewater treatment tanks and equipment and drain lines into which said tanks and equipment discharge, backflow preventers, back-up generators, and all HVAC

LEASE EXTENSION

(continued)

equipment not exclusively serving office areas, as well as all exhaust and intake fan components, including belts and air filters. LESSEE shall be responsible for semiannual (or more frequent if necessary) cleaning and replenishment of neutralizing materials in all tanks, ensuring that all wastewater discharged from the premises is neutralized to a pH range between 6 and 9, or, in the case of deionized water, is appropriately diluted or treated, and fully complying with all applicable laws. Notwithstanding anything in Section 10 of the lease to the contrary, LESSEE acknowledges and agrees that the plumbing, electrical, heating and cooling systems serving the premises shall be maintained by LESSEE, at its sole expense, except that LESSOR shall maintain the restrooms and any of the above systems that exclusively serve(s) the office areas of the premises. LESSEE also agrees to accept all plumbing, electrical, heating and cooling systems in “as is” condition. Throughout the term of the lease, within 30 days following LESSOR’s request, but not more than twice in any one calendar year, and on or before the Turnover Date, LESSEE shall provide LESSOR with written evidence from a qualified third party of LESSEE’s compliance with the foregoing inspection, repair, and maintenance obligations. Time is of the essence.

14.

On or before the Turnover Date, LESSEE, at its sole expense, shall have the entire premises, including all extensions thereof (e.g. shafts, ducts, etc.) used in any way by LESSEE, cleaned, sanitized, and tested, and shall provide LESSOR with a written certification from a licensed, independent, and certified industrial hygienist (“CIH”) stating that as of the Turnover Date, the entire premises have been cleaned, sanitized, and tested and are free from all harmful chemical, biological, radioactive, or other contamination arising out of LESSEE’s tenancy, that there are no restrictions on future use or occupation by others, including any demolition, modification, and/or disposal of any materials as non-hazardous waste, and that the indoor air quality at the premises is satisfactory. Said cleaning, testing and certification shall be completed in accordance with all CIH professional standards and all applicable laws and shall include, but not be limited to, all cabinetry, countertops, walls, ceilings, floors, casework and all other surfaces, all mechanical and HVAC equipment, ductwork, diffusers, return air grilles, filters, make-up air units, exhaust fans, hoods, plumbing lines and fixtures, drains, septic systems (if any), and all acid neutralization, pH adjustment and other wastewater treatment tanks, piping and equipment. If LESSEE used, stored, and/or disposed of any radioactive materials at, in, on, or near the premises, LESSEE shall provide LESSOR with a written statement from all applicable governmental authorities that the premises have been fully decommissioned in accordance with all applicable laws on or before the Turnover Date.

15.

LESSOR consents to LESSEE’s limited access to the roof of the building to perform LESSEE’s maintenance obligations as set forth above (only). LESSEE agrees that no other work shall be carried on or any other equipment installed on the roof without the prior written consent of LESSOR. LESSEE shall be fully responsible for, and agrees to indemnify and hold LESSOR and OWNER harmless from, all property damage and personal injury, including death, associated in any way with the activities of LESSEE and LESSEE’s agents, employees and contractors on the roof and/or the location, installation or maintenance of said equipment on the roof, including, but not limited to, damage to the watertight integrity of the roof and the roof membrane, from whatever cause, except insofar as caused by LESSOR’s negligence or intentionally wrongful acts.

16.

LESSOR and LESSEE acknowledge and agree that, notwithstanding anything to the contrary in the lease, Sections 12, 13, 14, and 15 of this extension shall not apply to the 196 Suites, and Paragraphs E, F, G, and J of the Rider to Lease shall apply to the 196 Suites (only). Effective upon the date LESSEE vacates and surrenders the 196 Suites to LESSOR in full accordance with the lease, Paragraphs E, F, G, and J of the Rider to Lease shall be deleted and of no further force or effect.

17.	LESSOR at LESSOR’s expense, shall deliver Suite 3100 with a non-building standard HVAC system (the “HVAC System”) capable of meeting the performance standards set forth in Section 19 below.

18.

Notwithstanding Section 13 above and Section 20 below, LESSOR shall warrant materials and workmanship for the HVAC System (only) for six months following the Delivery Date (the “Warranty Period”) and shall assign any manufacturers’ warranties to LESSEE on a non-exclusive basis. LESSOR shall also provide routine maintenance of the HVAC System during the Warranty Period.

LESSOR LESSEE

W10120591-M1S-X

LEASE EXTENSION

(continued)

19.

LESSOR acknowledges that LESSEE intends to use certain equipment in Suite 3100 as provided for on Exhibit A attached hereto. LESSOR represents that to the best of its knowledge and without independent investigation, the HVAC System capacity will be sufficient to maintain a temperature of between 68 degrees Fahrenheit and 74 degrees Fahrenheit (the “Temperature Range”) provided the total BTUs being generated in Suite 3100 does not exceed 2.5 times of the total current energy from LESSEE’s equipment as described in Exhibit A (the Projected BTUs). If at any time during the first two years following the Delivery Date (only) the HVAC System fails to maintain the Temperature Range, and such failure continues for a period of three consecutive days (as defined below) Monday through Friday, excluding all state and Federal holidays (the “Days”), following LESSOR’s confirmation of such failure, then, provided (a) The Projected BTUs have not been exceeded, (b) LESSEE has delivered an itemized equipment list summarizing the then current BTUs running load (c) LESSEE has not in any way altered the HVAC System, (d) the HVAC system has been properly maintained and is otherwise in good operating condition and not in need of repair, (e) LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of the lease, LESSOR shall, at LESSOR’s expense, provide design and engineering services, equipment, materials, and labor to correct any design defect(s) of the HVAC System to maintain the Temperature Range, including additional HVAC equipment as needed to maintain the Temperature Range. Failure to maintain Temperature Range is defined as two measurements taken two or more hours apart showing temperature is out of the Temperature Range on three consecutive Days.

20.

Notwithstanding anything in Section 13 above to the contrary, if at any time during the extended term of the lease provided for in Section 1 above (only), any of the heating, cooling, intake, or exhaust system components currently serving the 200 Suites (only) ceases to operate notwithstanding LESSEE’s maintenance of said component(s), and the cost to replace and/or repair said component(s) between 7:00 AM and 4:00 PM Monday through Friday excluding holidays exceeds $5,000, then, provided LESSEE is not then in arrears of any rent or-invoice payments or otherwise in default of the lease, and provided an independent, licensed, third-party HVAC technician certifies to LESSOR in writing that (a) LESSEE maintained said component(s) in accordance with the manufacturer’s recommendations, and (b) the component(s) cease(s) to operate solely as a result of reasonable wear and tear, then, in each such occurrence, following LESSOR’s receipt of said $5,000 from LESSEE, LESSOR or LESSOR’s contractor shall replace and/or repair the affected component(s) with LESSOR absorbing any associated expense in excess of LESSEE’s contribution. Except as provided in Section 19 above and in this section, all LESSEE’s maintenance obligations provided in the lease shall continue to apply.

21.

In the event the Modifications charge exceeds the $63,280 construction and design services allowance as provided for in Section 7 above, upon LESSOR’s receipt of LESSEE’s request, the additional charges agreed to in advance and completed by LESSOR or LESSOR’s agents may be incorporated into the lease by separate amendment to be attached hereto, amortized without interest, and then paid for by LESSEE in the same manner as base rent which shall otherwise be due. In the event LESSEE elects to cancel the lease in accordance with Section 11 above, LESSEE agrees to pay in addition to the $73,700 lease termination fee, the unamortized portion of the additional Modifications charge that would have otherwise been due.

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments, the terms herein shall control and supersede an earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this extension to be executed this

10 day of July, 2013.

LESSOR: CUMMINGS PROPERTIES, LLC LESSEE: GREENLIGHTBIOSCIENCES INC.

/s/__[Illegible]_______________________	GREENLIGHT BIOSCIENCES, INC.

	By:	/s/Andrey Zarur
	Name:	Andrey Zarur
	Title:	CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W10170550-AHS-D

LEASE EXTENSION # 6

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. LESSEE at 200 Boston Avenue, Suites 3100, 201, 3300, and 3500 Medford Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently scheduled to terminate on June 30, 2018 and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.

The lease is hereby extended for an additional term of five years and is now currently scheduled to terminate at noon on June 30. 2023 , unless otherwise terminated or extended as provided in the lease, as amended.

2.	Effective July 1, 2018 , base rent shall be changed to six hundred ninety two thousand two hundred eighty (692,280) dollars per year or $ 57,690 per month.

3.

Effective July 1, 2018 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2017 , which figure shall be compared with the figure for November 2018 and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

4.

LESSEE shall have the one-time right to extend the term of the lease, including all terms and escalations, etc., for one additional successive period of five years by serving LESSOR with written notice of such election. The time for serving such written notice shall be not more than 12 months or less than six months prior to the expiration of the then-current lease term. In the event that LESSEE elects to so extend the term, LESSOR shall have the right to reject such extension by serving LESSEE with written notice to that effect within 30 days following the date LESSOR receives LESSEE’s election notice, whereupon the extension shall be of no force or effect. In the event that LESSEE fails to timely extend the term, or LESSOR timely rejects LESSEE’s election to extend, the then-current term shall expire at its then-current expiration date. Time is of the essence.

5.

LESSOR, at LESSOR’s cost and in a good and workerlike manner, shall, within 60 days following full execution of this extension and LESSOR’s receipt of all required permit(s) to perform the following work, replace one existing, non-building standard, 500,000 BTU outdoor boiler, currently out of service, with one substantially similar boiler chosen by LESSOR in LESSOR’s sole discretion (the “Replacement Boiler”). The Replacement Boiler shall be considered non-building standard for maintenance purposes pursuant to Section 10 of the lease. If LESSOR fails to complete the installation of the Replacement Boiler within said 60 day period, LESSEE shall receive a credit against monthly rent equal to the product of $500 and the number of days from said 60th day until the date the Replacement Boiler installation is completed (said date, the “Service Date”).

6.

Notwithstanding anything in the lease to the contrary, during the first 12 months immediately following the Service Date, LESSEE shall provide routine preventative maintenance (only) for the Replacement Boiler, and LESSOR, not LESSEE, shall be responsible for repair or replacement of the Replacement Boiler, as necessary, provided (i) LESSEE has, at all times used, operated, and maintained the Replacement Boiler in full accordance with the manufacturer’s recommendations and all terms of the lease, (ii) the Replacement Boiler has not been altered, modified, and/or reconfigured by LESSEE and/or LESSEE’s employees, agents, affiliates, callers, contractors, visitor, occupants, and invitees (“LESSEE parties”), (iii) any such repair or replacement is not necessitated, caused, contributed to, or allowed in any way to increase in size, scope, and/or severity by LESSEE parties, and (iv) any such repair or replacement is required solely as a result of reasonable wear and tear or manufacturer’s defect. All work performed by LESSOR and/or LESSOR’s contractor pursuant to this section shall be performed during LESSOR’s normal business hours (only).

7.

* Effective July 1,2018, the base from which to determine the amount of any increase in real estate taxes pursuant to Section 4 of the lease shall be changed to the rate and the assessment in effect for the fiscal year ending June 30, 2017, net of abatements, if any.

8.

At any one time during the extended term of the lease set forth in Section 1 above, provided LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease, LESSEE shall have the option to lease larger space of approximately 20,000 square feet, which space shall be comparable to the premises in terms of layout, finishes and mix of office and laboratory areas. LESSEE shall give LESSOR written notice of LESSEE’s requirement for such space, and shall then execute LESSOR’s then-current standard form lease or amendment to lease for such space in the same or other buildings of LESSOR located in Medford or Woburn at LESSOR’s then-current published rates, for a five-year term, within three business days of LESSOR’s written notice to LESSEE that said larger space will be available. If LESSOR does not offer such larger space within six months after receipt of written notice from LESSEE, then LESSEE shall have the option within 30 days thereafter to terminate the unexpired portion of the lease, without penalty, by serving LESSOR with 30 days’ prior written notice to that effect. Cancellation of the lease shall be LESSEE’s exclusive remedy for any failure by LESSOR to offer such larger space or any breach by LESSOR of the terms of this section. Time is of the essence.

9.

The phrase “during the extended term of the lease provided for in Section 1 above (only)” in Section 20 of Lease Extension #5 is hereby deleted and replaced with the phrase “during the extended term of the lease provided for in Section 1 of Lease Extension #6 (only).” All other terms of said Section 20 shall continue to apply.

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments and extensions, the terms herein shall control and supersede any earlier provisions. In witness whereof LESSOR and LESSEE intending to be legally bound, have caused this extension to be executed this 3 day of November, 2017.

LESSOR: CUMMINGS PROPERTIES		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W09180455-EJL-F

LEASE EXTENSION # 7

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and Greenlight Biosciences Inc. LESSEE, at 200 Boston Avenue, Suites 3100, 201, 1900.3300, 3500, and G-850 Medford , Massachusetts (“premises” or “leased premises”), fully executed on May 15. 2009 and currently scheduled to terminate on June 30. 2023 , and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.

The lease is hereby extended for an additional term of seven and one-half months and is now currently scheduled to terminate at noon on February 14, 2024, unless otherwise terminated or extended as provided in the lease, as amended.

2.

Effective February 15, 2019, annual base rent shall be increased by two hundred three thousand fifty five (203,055) dollars per year or $16,921.25 per month (the “Suite 1000 Increase”), and thereafter adjusted as provided in the lease. Notwithstanding the foregoing, the Suite 1000 Increase shall not be included in the determination of the amount of any “Cost of Living” adjustment for the period February 15, 2019 through December 31, 2019 (only).

3.

Effective February 15, 2019, the size of the premises shall be increased by approximately 5,771 square feet (including 10.7% common area), from approximately 19,250 square feet (including 10.7% common area), to a new total of approximately 25,021 square feet (including 10.7% common area) with the addition of approximately 9,977 square feet (including 10.7% common area) at 200 Boston Avenue, Suite 1000 and the relinquishment of approximately 4,206 square feet (including 10.7% common area) at 200 Boston Avenue, Suite 1900. Notwithstanding anything to the contrary in this section, LESSEE may continue to occupy Suite 1900 until 12:00 PM on February 20, 2019 without any obligation to pay additional rent beyond that set forth in Section 2 above, on account of LESSEE’s concurrent occupancy of Suites 3100, 201, 1000, 3300, 3500, and G-850, and Suite 1900, provided that during such concurrent occupancy, Suite 1900 shall be considered a part of the premises to which all terms of the lease shall continue to apply. Time is of the essence.

4.

LESSOR, at a total charge to LESSEE of $39,961 to be paid by LESSEE upon LESSEE’s execution of this extension, shall modify Suite 1000 (only) according to the mutually agreed upon plan attached hereto within 45 days following full execution of this extension, approval of final plans and specifications (if any), LESSOR obtaining possession of Suite 1900, and LESSOR’s receipt of said $39,961 charge and a building permit for said modifications.

5.

Section 9 of Lease Extension #6 is hereby deleted and of no further force or effect, and the phrase “during the extended term of the lease provided for in Section 1 above (only)” in Section 20 of Lease Extension #5 shall remain deleted and is hereby replaced with the phrase “prior to the end of the extended term of the lease provided for in Section 1 of Lease Extension #7 (only).” All other terms of said Section 20 shall continue to apply.

6.

* Effective February 15, 2019, the base from which to determine the amount of any increase in real estate taxes pursuant to Section 4 of the lease shall be changed to the rate and the assessment in effect for the fiscal year ending June 30, 2018, net of abatements, if any.

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments and extensions, the terms herein caused this extension to be executed this 30th day of October,2018.

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

AMENDEMENT TO LEASE # 1

In connection with a lease in effect between the parties at 200 Boston Avenue, Suites 3200 and 201, Medford, Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently terminating on June 30, 2018, and in consideration of the mutual benefits to be derived herefrom, Cummings Properties, LLC, LESSEE, hereby agree to amend said lease, including its terms conditions, covenants, and obligations (“terms”), as follows:

1.	Effective June 1, 2014, base rent shall be changed to three hundred sixty thousand one hundred eleven (360,111), dollars per year of $ 30,009.25 per month.

2.

Effective June 1, 2014, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2013, which figure shall be compared with the figure for November 2014, and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

3.	THIS PARAGRAPH DOES NOT APPLY

4.

Effective June 1, 2014, the size of the premises shall be increased by approximately 2,960 square feet (including 10.7% common area), from approximately 6,328 square feet (including 10.7% common area), to a new total of approximately 9,288 square feet (including 10.7% common area) with the addition of the hatched area (the “Hatched Area”) shown on the mutually agreed upon plan attached hereto. The premises shall then consist of approximately 9209 square feet (including 10.7% common area) at Suite 3100 and approximately 79 square feet (including 10.7% common area) at Suite 201.

5.

LESSOR, at a total charge to LESSEE of $25,000 (the “Hatched Area Charge”), shall modify the Hatched Area (only) according to the attached plan within 45 days following full execution of this amendment, approval of final plans and specifications (if any), and LESSOR’s receipt of a building permit for said modifications.

6.

*LESSEE shall move its furniture, furnishings, equipment, inventory, and other property as requested by LESSOR to enable LESSOR to carry out the above-described modifications to the premises. LESSEE shall indemnify and hold harmless OWNER, LESSOR, and LESSOR’s agents, employees, and contractors from any and all injury and/or damage arising out of this work.

7.

LESSEE acknowledges and agrees that (i) the total charge for the Modifications (defined in Section 7 of Lease Extension #5) less the $63,280 construction and design services allowance provided for in said Section 7 is $46,389 (said amount, the “Balance”); (ii) the Balance remains due and payable to LESSOR; (iii) at LESSEE’s request and in accordance with Section 21 of Lease Extension #5, the Balance has been amortized without interest and incorporated into the base rent set forth in Section 1 above; and (iv) at LESSEE’s request, the Hatched Area Charge also has been amortized without interest and incorporated into the base rent set forth in Section 1 above.

8.

Notwithstanding monthly rent as provided in Sections I and 2 above, and in addition to the discount provided for in Section 10 of Lease Extension #5, LESSEE may deduct $986.66 per month from each monthly rental payment due from June 1, 2014 through May 31, 2015 (only), provided LESSOR receives each such monthly payment on or before the first day of the month for which such rent is due and LESSEE is not then in an-ears of any rent or invoice payments or otherwise in default of the lease. Time is of the essence.

9.	Section 11 of Lease Extension #5 is hereby deleted and of no further force or effect.

10.

The parties acknowledge and agree that, as of the execution of this amendment, not all of the perimeter walls of the Hatched Area have been built. Accordingly, upon completion of the modifications provided for herein, LESSOR shall carefully measure the Hatched Area, and if the size, including common area, does not equal the number of square feet set forth above, LESSOR shall notify LESSEE in writing of the actual square footage and the corresponding increase or decrease in rent, based on the same rate per square foot used in this amendment, and said actual square footage and adjusted rent shall be substituted for the corresponding figures herein as of June 1, 2014.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this ___ day of ____________, 2014.

LESSOR: CUMMINGS PROPERTIES, LLC		LESSEE: GREENLIGHT BIOSCIENCES INC.

By:	/s/ [Illegible]	By:	/s/ Andrey Zarur
	Duly Authorized		Duly Authorized

Print Name:	Andrey Zarur

Title:	CEO

Oil Water Controls
Glasswasher
Autoclave
Data Room
Backflow
Mechanical
Pumps
UP
DN

FINAL PLAN (SIGNATURE) 4/3/14 (DATE)

KEY:

▨ 2,860± = LSF

Note:
-All specialized construction and/or construction required by code for LESSEE's use is available at an additional expense to LESSEE.

Lease Plan

Greenlight Biosciences Inc

200 Boston Avenue, Suite 3100, Medford, MA

Cummings Properties

LSF: 9,209±	Scale: 1" = 10'-0"	Date: 1-10-14
AHS	Drawn: TAB	Checked: RMT · Revised: 4-01-14

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W06140349-AHS-C

AMENDMENT TO LEASE # 2

In connection with a lease in effect between the parties at 200 Boston Avenue Suites 3100 and 201 Medford, Massachusetts (`premises’ or leased premises”), fully executed on May 15 2009 and currently terminating on June 30 2018 and in consideration of the mutual benefits to be derived herefrom. Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc., LESSEE, hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	Effective July 15, 2014, base rent shall be changed to three hundred ninety eight thousand nine hundred eighty two (398,982) dollars per year or $ 33,248.50 per month.

2.

Effective July 15, 2014 the base month from which to determine the amount of each annual increase in the “Cost of Living” shall the November 2013 which figure shall be compared with the figure for November 2014 and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year. *remain

3.

The security deposit is hereby increased by $ 6.500 from $30,000 to a new total of 36 500 LESSEE shall _______________ [STAMPED: THIS SECTION DOES NOT APPLY], or LESSEE shall, within 10 days of LESSEE’S execution of this amendment, deliver to LESSOR an amendment to the existing Silicon Valley Bank Irrevocable Standby Letter of Credit No. SVBSF005838 by increasing the amount of said letter of credit from $30,000 to $36,500, whereupon the security deposit to be held by LESSOR under Section 2 of the lease shall then be $36,500. All other terms of said Section 2, and of Paragraph Q of the Rider to Lease, shall continue to apply.

4.

*Effective July 15, 2014, the size of the premises shall be increased by approximately 973 square feet, to a new total of approximately 10,261 square feet with the addition of 196 Boston Avenue, Suite 1600. The premises shall then consist of approximately 9,209 square feet (including 10.7% common area) at Suite 3100, approximately 79 square feet (including 10.7% common area) at Suite 201, and approximately 923-square feet (including 20.9% common area) at Suite 1600.                [Handwritten edit] ENA 973

5.	* LESSEE agrees to take possession of Suite 1600 in “as is” condition.

[Handwritten edit] ENA April 30                April 30

6.

LESSEE shall have one option to relinquish Suite 1600 (only), effective February 28, 2015 or February 28 2016(only) by serving LESSOR with written notice to that effect not less than three months prior to the applicable effective date. Said notice shall only be effective if LESSEE is not then in arrears of any rent or invoice payments or otherwise in default of the lease and if said notice is submitted to LESSOR along with simultaneous payment of the applicable relinquishment fee provided for below. Time is of the essence. The applicable relinquishment fee (by bank check, certified check, cash or wire transfer) shall be as follows:

[Handwritten edits over dates below changing date: ENA April 30

Effective Date	Relinquishment Fee
May 1st 2015	$4,800
May 1st 2016	$2,900

7.

Should LESSEE exercise the option set forth in Section 6 above, LESSEE shall vacate Suite 1600 on or before 12:00 PM on the applicable effective date (the “Relinquishment Date”), whereupon the size of the premises shall be reduced by approximately 973 square feet (including 20.9% common area) and annual base rent shall be reduced by $38,871. Any extended occupancy of Suite 1600 beyond 12:00 PM on the Relinquishment Date shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to Suite 1600 in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

8.

LESSEE acknowledges and agrees that, notwithstanding anything to the contrary in the lease, certain non-building standard equipment including but not limited to heating, cooling and make-up air equipment, shall be used to serve Suite 1600 in common with other facilities at 196 Boston Avenue (only). Said equipment shall be maintained by LESSOR, and LESSEE shall pay to LESSOR its proportionate share of all utility and maintenance fees and charges relating to the use of such equipment.

9.	Section 2 of Lease Extension #4 is hereby deleted and of no further force or effect.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments, the terms herein shall control and supersede any earlier visions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this [handwritten] 1st day of [handwritten] July, 2014.

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By: /s/ Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W06150327-AHS-J

AMENDMENT TO LEASE # 3

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and Greenlight Biosciences Inc., LESSEE at 200 Boston Avenue, Suites 3100 and 201; and 196 Boston Avenue, Suite 1600, Medford, Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently scheduled to terminate on June 30, 2018 and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	Effective upon the Delivery Date (defined below) base rent shall be changed to six hundred four thousand nine hundred eighty (604,980) dollars per year or $ 50,415 per month.

2.

Effective upon the Delivery Date the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2014 which figure shall be compared with the figure for November 2015 and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

3.	[STAMPED: THIS PARAGRAPH DOES NOT APPLY]

4.

LESSEE shall deliver to LESSOR a copy of the policy of insurance to be maintained by LESSEE throughout the term of the lease, together with the declarations page and all applicable riders and endorsements, showing that such insurance is in force, and thereafter will deliver, prior to the expiration of any such policy, notice of renewal of same. In the event any such policy or coverage changes, a copy of the policy, together with the declarations page and all applicable riders and endorsements, shall be delivered to LESSOR within 10 days of such change.

5.

Except as otherwise set forth in Paragraph M of the Rider to Lease, if the lease terminates pursuant to Section 20 of the lease, LESSEE acknowledges and agrees that the lease may, at LESSOR’s election, be reinstated by LESSOR with or without notice to LESSEE, and LESSOR may require one or more conditions prior to reinstatement.

6.

Effective on the Delivery Date, the size of the premises shall be increased by approximately 4,515 square feet to a new total of approximately 14,758 square feet with the addition of 200 Boston Avenue, Suites 3300 and 3500. The premises shall then consist of approximately 9,191 square feet (including 10.7% common area) at Suite 3100; approximately 79 square feet (including 10.7% common area) at Suite 201; approximately 2,938 square feet (including 10.7% common area) at Suite 3300; approximately 1,577 square feet (including 10.7% common area) at Suite 3500; and approximately 973 square feet (including 20.9% common area) at Suite 1600.

7.

The parties acknowledge and agree that Suites 3300 and 3500 are currently under lease to a third party whose lease terminates on or about September 30, 2016. Upon full execution of this amendment, LESSOR will endeavor to obtain possession of Suites 3300 and 3500 from the existing tenant prior to the termination date of its lease. In the event LESSOR fails for any reason to obtain possession of Suites 3300 and 3500 by October 15, 2015, Sections 1, 2, 6, 8, 9, 10, 11, 12, 13, and 15 of this amendment (only) shall be deleted and of no further force or effect provided LESSEE serves LESSOR with written notice to that effect on or before 4:00 PM on October 19, 2015. The deletion of said sections shall be LESSEE’s sole remedy for any failure to deliver or delay in obtaining possession of Suites 3300 and 3500. Time is of the essence.

8.

LESSOR, at LESSOR’s cost, shall modify the clouded areas of the premises (only) as shown on the mutually agreed upon plan attached hereto by (i) installing one LESSOR standard door-sized arched opening between Suites 3300 and 3100, and (ii) completing one full-height demising wall between Suites 3500 and 3700 (the “Modifications”) within 15 days following full execution of this amendment, approval of final plans and specifications (if any), LESSOR obtaining possession of Suites 3300 and 3500, and LESSOR’s receipt of a building permit for said Modifications. The date upon which LESSOR substantially completes the Modifications, except for punch list items, shall be known as the “Delivery Date.”

9.	* LESSEE shall move its furniture, furnishings, equipment, inventory, and other property as requested by LESSOR to enable LESSOR to carry out the above-described modifications to the premises.

LESSOR

LESSEE

AMENDMENT TO LEASE (continued)	W06150327-AHS4

10.

Effective upon the 30th day following the Delivery Date (the “relinquishment date”), the size of the premises shall be decreased by approximately 973 square feet from approximately 14,758 square feet, to a new total of approximately 13,785 square feet (including 10.7% common area) with the relinquishment of Suite 1600. LESSEE shall vacate Suite 1600 on or before 12:00 PM on the relinquishment date, and any extended occupancy of Suite 1600 beyond 12:00 PM on the relinquishment date shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to Suite 1600 in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

11.

Effective upon the first day following the relinquishment date, base rent shall be changed to five hundred sixty six thousand five hundred twenty six (566,526) dollars per year or $47,210.50 per month.

12.

Effective upon the first day following the relinquishment date, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall remain November 2014 which figure shall be compared with the figure for November 2015 and the each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

13.

Notwithstanding monthly rent as provided in Sections 1 and 2 above and Sections 11 and 12 above, as applicable, LESSEE may deduct $1,813.58 per month (to be apportioned for any partial month) from each monthly rental payment due from the Delivery Date through the last day of the calendar month in which occurs the first anniversary of the Delivery Date (only), provided LESSOR receives each such monthly payment on or before the first day of the month for which such rent is due and LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease. Time is of the essence.

14.

Paragraphs H and I of the Rider to Lease are hereby deleted and of no further force or effect, and the following shall now apply. The premises shall be deemed occupied by LESSEE in accordance with Sections 22 and 27 of the lease unless and until LESSEE has provided, to LESSOR’s satisfaction and/or the satisfaction of LESSOR’s C1H, the required CM certification, all applicable decommissioning statements and confirmation of LESSEE’s compliance with its maintenance obligations, all in accordance with Sections 12, 13, and 14 of Lease Extension #5. This section and Sections 12, 13, and 14 of Lease Extension #5 are key considerations of the lease.

15.	Sections 6 and 7 of Amendment to Lease #2 are hereby deleted and of no further force or effect.

16.

LESSOR and LESSEE acknowledge and agree that Section 20 of Lease Extension #5 shall apply to Suite 3300 but shall not apply to Suite 3500. All other terms of said Section 20 shall continue to apply in all respects.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments and extensions, the terms herein shall control and supersede anner provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this 26 day of June, 2015.

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/Andrey Zarur
		Name:	Andrey Zarur
	4/15	Title:	CEO

3100
3100
3500

Notes:
-Work shall include modifications to clouded areas (only) as described in Lease Amendment #3

All specialized construction and/or construction required by code for LESSEE's use is available at an additional expense to LESSEE.

FINAL PLAN

ion

[Illegible text in box]

Lease Plan

Greenlight Biosciences Inc.

Cummings Properties

0	1	40'
Dat		
Revi		

J14P1AL

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W12150747-AHS-A

AMENDMENT TO LEASE # 4

In connection with a lease in effect between Cummings Properties, LLC, LESSOR and Greenlight Biosciences Inc. LESSEE, at 200 Boston Avenue Suites 3100, 201 3300 and 3500 and 196 Boston Avenue, Suite 1600 Medford , Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently scheduled to terminate on June 30, 2018 , unless otherwise terminated or extended as provided in the lease, as amended, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	Effective January 1, 2016 , base rent shall be changed to six hundred fifty one thousand fifty seven (651,057) dollars per year or $ 54,254.75 per month.

2.

Effective January 1, 2016 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2015 , which figure shall be compared with the figure for November 2016 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

3.

LESSEE acknowledges and agrees that $98,000 of the $132,622 charge set forth in that certain December 9, 2015 Additional Work Authorization attached hereto, including the plan and specifications referenced therein, has been amortized with interest at the rate of 3.5 percent per annum and incorporated into the base rent set forth in Section 1 above. The modifications provided for in said Additional Work Authorization shall be referred to as the “12/9 AWA Work.”

4.

LESSEE acknowledges and agrees that (a) the “Delivery Date,” as defined in Section 8 of Amendment to Lease #3, shall be October 9, 2015, and (b) Section 7 of said amendment is hereby deleted and of no further force or effect.

5.

LESSEE acknowledges and agrees that (a) LESSEE has not vacated Suite 1600 in accordance with Section 10 of Amendment to Lease #3, (b) LESSEE desires to continue to occupy Suite 1600 until the 30th day following substantial completion of the 12/9 AWA Work (the “1600 Relinquishment Date”), and (c) said Section 10 is hereby deleted and of no further force or effect and the following shall now apply. Effective upon the 1600 Relinquishment Date, the size of the premises shall be decreased by approximately 973 square feet (including common area) from approximately 14,758 square feet (including common area), to a new total of approximately 13,785 square feet (including 10.7% common area) with the relinquishment of Suite 1600. LESSEE shall vacate Suite 1600 on or before 12:00 PM on the 1600 Relinquishment Date, and any extended occupancy of Suite 1600 by LESSEE beyond 12:00 PM on the 1600 Relinquishment Date shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to Suite 1600 in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

6.

Sections 11 and 12 of Amendment to Lease #3 are hereby deleted and of no further force or effect and the following shall now apply. Effective upon the first day following the 1600 Relinquishment Date, annual base rent set forth in Section 1 above shall be reduced by $38,775.

7.

Section 13 of Amendment to Lease #3 is hereby deleted and the following shall now apply. Notwithstanding monthly rent as provided in Sections 1 and 2 above, LESSEE may deduct $1,813.58 per month (to be apportioned for any partial month) from each monthly rental payment due from the Delivery Date through the last day of the calendar month in which occurs the first anniversary of the Delivery Date (only), provided LESSOR receives each such monthly payment on or before the first day of the month for which such rent is due and LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease. Time is of the essence.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments and extensions, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this 29th day of December, 2015.

CUMMINGS PROPERTIES, LLC	GREENLIGHT BIOSCIENCES, INC.

By: /s/ [Illegible]	By: /s/Andrey Zarur
Name: Andrey Zarur
Title: CEO

ADDITIONAL WORK AUTHORIZATION

CUMMINGS PROPERTIES, LLC ("CPL")

200 WEST CUMMINGS PARK, WOBURN, MA 01801
781-935-8000 – fax 781-932-7077

CUSTOMER/TENANT NAME		DATE	ORIGINATOR
Greenlight Biosciences Inc.		12/09/15	TEC
MAILING ADDRESS		PROJECT LOCATION	
200 Boston Avenue, Suites 3300 & 3500, Medford, MA 01801		200 BA, S-3300 & S-3500	
ATTENTION	PHONE / FAX	EMAIL	
Bill Johnson		bjohnson@glbiosciences.com	

Provide labor and materials to execute the following scope of work:

1) Perform modifications per attached Specifications Schedule dated 12/4/15 and related AWA plan dated 12/1/15.

Charge: $132,622

2) Amount to be amortized per separate lease amendment:

($98,000)

Balance Due: $34,622

- No representation is made as to the suitability of above work for Customer's use or occupancy.
- Customer to remove furniture and equipment from the work area.
- Customer acknowledges that the above work or revisions from previously approved plans may cause a delay beyond any prior scheduled completion date.
- This quote is valid for 30 days from the date of issue. If space is unoccupied on date of issue, prices may increase after occupancy. Above work is to be accomplished during normal working hours or during prearranged overtime at additional expense.
- Payment is due upon the Customer's execution of this authorization. Contract price includes sales tax.
- Customer acknowledges that the work described herein shall be considered non-building standard under the terms of the lease and shall be maintained by Customer following installation (unless otherwise noted), and may result in future restoration charges.

Accepted by: [signature] Duly Authorized

Date: 10 December 2015

PRINTED NAME: William Johnson

TITLE: VP of Finance

FOR OFFICE USE ONLY	Design Mgr Approval	JT	OM / AOM Field Approval		LEO / GMS Mgr Approval	[initials]	A/R Cleared	[initials]	COI's on file	[initials]

REV 1/2015

G:\SHARED\DOCUMENTS\AWA\200 BA, S-3300 & S-3500, GREENLIGHT BIOSCIENCES INC. AWA 12-09-15.DOCX

Greenlight Biosciences
200 6A, 3300-3500
Medford, MA
Prepared by: TEC

Preliminary Construction Specifications

12/4/2015
Total: $132,622

Item	QTY	Unit	G-Total
Specifications based on AWA Plan revised 12-01-2015.			
Suite 3300 Labs #1 and #2			
Demo exg demising wall between Lab 2 and Lab 4.	20	lf	
Patch walls	1	ls	
Patch floor	1	ls	
Cut back snorkel exhausts and cap	1	ls	
			$1,400
Suite 3300 Analytical Lab #3			
Remove door	2	ea	
Construct new door opening, rated wall	2	ea	
Install single lab door 36" wide, metal with 10x10 temp glass vision kit	1	ea	
Install 48" lab door, 36" active panel & 12" inactive panel	1	ea	
Patch walls	1	ls	
Patch floor	1	ls	
Remove carpet	384	sf	
VCT floor including prep	384	sf	
Remove ceiling tiles, secure light fixtures, install new vinyl faced clg tiles.	384	sf	
Epoxy paint new walls, lab areas	82	lf	
Metal base cabinets (refurbished) with black resin top;	16	lf	
Emergency shower			
Installation of emergency shower unit.	1	ea	
Rough plumbing for emergency shower installed	3	hrs	
Hot Water Heater for emergency shower & eyewash	8	hrs	
Includes recirculation pump, return line, mixing valve, location in suite TBD.	1	ea	
Sprinkler: Rework existing heads	1	ea	
Relocate supply diffusers in Analytical Lab 3	2	ea	
New supply ductwork in Analytical Lab 3	30	lf	
Install exhaust ductwork to 8' fume hood.	20	lf	

Page 1 of 5

G:\SHARED\7_DOCS\DESIGN\PRICING\2015-price\GreenLight\Greenlight_200 6A-3300_Estim 12-04-15

12/4/2015

Item	QTY	Unit	G-Total
Remove portion of grid as necessary to access ductwork	200	sf	
Gas service (as required) for added output from MUA-1A.	270	LF	
Connect 8' fume hood to electrical feed. No plumbing included.	1	ea	
Reswitch lights	2	hr	
			$39,808
Suite 3500 Lab area			
Demo partitions	12	lf	
Remove door	1	ea	
Remove sidelight	1	ea	
Infill at new demising wall where door & sidelt removed	2	ea	
Patch walls	1	ls	
Patch floors	1	ls	
Install single lab door 36" wide, metal with 10x10 temp glass vision kit	1	ea	
Remove carpet in noted areas	350	sf	
VCT Floor including prep	350	sf	
Remove ceiling tiles, secure light fixtures, install new vinyl faced clg tiles.	350	sf	
Epoxy paint new walls, lab areas	60	lf	
Paint new door and frame	1	ea	
Lab bench base cab with black resin top;	13	lf	
Rough plumbing, sinks (1/2" hot & cold N.P. supply w/ 1 1/2" poly. drain)	1	set	
Sink, resin undermount	1	ea	
High arc faacet with wrist blade/paddles handles	1	set	
Emergency eyewash unit	1	ea	
Installation of emergency eyewash, labor only	2	hr	
Rough plumbing for eyewash/shower installed	1	ea	
1 Sink, polypropylene acid waste piping to chip tank at 2nd floor	80	lf	
Sprinkler: Rework existing heads	1	ls	
Remove supply air diffusers from 3-ton unit at Lab 4 area	2	hr	
Supply duct and diffuser from MUA-1A to Lab 4	40	lf	
Adjust exg MUA to increase output from 2820 cfm to 3400 cfm;	8	hr	
** If exg MUA is unable to properly deliver additional cfm at required temperature, additional costs will be incurred by Lessee.*			

Page 2 of 5 G:\SHARED\1_DOCS\DESIGN\PRICING\2015-price\GreenLight\Greenlight_2008A-3500_Estim 12-04-15 12/4/2015

Item	QTY	Unit	G-Total
Install exhaust air ductwork to two additional fume hoods.	60	lf	
VFD controls for exhaust fan	1	ea	
Install and wire VFD controls	1	ea	
Remove/reinstall ceiling tiles to access/install ductwork.	4	hr	
Install 6-ft fume hood provided by Lessee and connect to electrical. No plumbing	2	ea	
Electric reheat coils at Lab 4	1	ea	
Wiring for reheat coil	1	ea	
Install and connect reheat coil	2	hr	
Local thermostats for reheat, installed	1	ea	
Reswitch lights	1	ea	
			$40,209
Suite 3500 General Expansion (not designed for Laboratory use)			
Demo partitions	22	lf	
Patch walls	1	ls	
Patch floors	1	ls	
Install single lab door 36" wide, metal with 10x10 temp glass vision kit	1	ea	
Remove carpet in noted areas	640	sf	
VCT Floor including prep	640	sf	
Restoration Charge	1	ls	
Paint walls	140	lf	
Sprinkler: Rework existing heads	1	ls	
Relocate supply diffuser etc.	1	ea	
Relocate return diffuser etc.	2	ea	
Reswitch lights	1	ea	
			$10,697
Suite 3500 Conference Room			
White-board paint, between 2 inner doors & at both end walls, base to ceiling	330	sf	
Prep existing walls, sand and joint compound x3 for required smoothness	330	sf	
Restoration charge	1	ls	
			$1,964

Page 3 of 5 G:\SHARED\2_DOCS\DESIGN\PRICING\2015-price\Greenlight\Greenlight_2008A-3500_Estim 12-04-15 12/4/2015

Item	QTY	Unit	G-Total
[illegible]			
New wing wall, extend to ceiling	1	ls	
Paint new wall area	1	ls	
Vinyl base to meet existing wall adjacent	1	ls	
			$3,207
Mechanical / Miscellaneous			
Rebalance of existing HVAC systems.	12	hr	
HVAC technician to assist in rebalancing.	8	hr	
HVAC site documentation and coordination	12	hr	
			$3,181
Electrical / Miscellaneous			
Rework FA/Exit Signs/Emergency Ltg	1	ea	
			$1,988
[illegible]			
Architectural & Engineering planning, coordination and design documents.	60	hr	
Project management - Design Coordination	30	hr	
Project management - Site Supervisor, Field Personnel, Travel Time.	112	hr	
Project documentation and Owner's Manual	8	hrs	
Purchasing Coordination	12	hr	
Permits: building, plumbing & electrical only	1	ls	
Final Clean-up & Disposal	2,860	sf	
Disposal container during construction.	1	ea	
			$30,161

Page 4 of 5

G:\SHARED\2_DOCS\DESIGN\PRICING\2015-price\GreenLight\Greenlight_2008A-3500_Estim 12-04-15

12/4/2015

Item	QTY	Unit	G-Total
		Total Charge:	$132,622

Final price estimate will depend on mutually approved scope of work & condition of equipment per field verification. This estimate does not include finish upgrades except as specifically described above.

NOTES:

1. No representation is made as to the suitability of this construction for client's use or occupancy.
2. All dimensions, manufacturers and quantities are approximate and any actual variance in construction will not result in any credits or deductions from total fixed cost.
3. Additional costs will be incurred if scope of work expands from what is noted in specifications above
4. All finishes will be LESSOR's standard gray scheme unless otherwise noted.
5. Lessee is responsible for the maintenance of non-building standard leasehold improvements unless noted otherwise in lease document.
6. Two 6' Fume Hoods, each with base cabinet unit and top shall be provided by Lessee, for installation by Lessor, no plumbing included. Costs are based on Lessee hoods provided in good working condition with current Certified Industrial Hygienist inspection certification.
7. Connection of Lessor supplied equipment is not included unless noted.
8. Lessee is responsible for obtaining all other permits and approvals specific to its use.
9. Lessee is responsible for proper chemical storage, including compliance with limits of amount of material stored.
10. Any non-standard equipment that remains in the suite and is not scheduled to be relocated will be delivered in 'As Is' condition.
11. No electric service upgrade is included. Additional electric service distribution is available at additional expense to Lessee.
12. No additional generator backup is included. Additional generator backup service is available at additional expense to Lessee.
13. All work to be accomplished during normal business hours (7:00 AM to 4:00 PM).
14. Lessee is responsible for securing and/or removing any equipment in work area during construction.

Page 5 of 5 G:\SHARED\2_DOCS\DESIGN\PRICING\2015-price\GreenLight\GreenLight_2008A-3500_Estim 12-04-15 12/4/2015

Lab 1
Lab 2
Lab 3
Analytical Lab 3
Storage 1
Storage 2
Conference
Closet
FINAL PLAN
10 DEC 2015
Greenlight Biosciences, Inc.
Cummings Properties
SK-1

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W03180163-EJL-F

AMENDMENT TO LEASE # 5

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. LESSEE, at 200 Boston Avenue, Suites 3100, 201, 3300, and 3500 Medford , Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently scheduled to terminate on June 30, 2023 , unless otherwise terminated or extended as provided in the lease, as amended, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	Effective April 1, 2018 , base rent shall be changed to seven hundred six thousand fourteen (706,014) dollars per year or $ 58,834.50 per month.

2.

Effective April 1, 2018 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2017 , which figure shall be compared with the figure for November 2018 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

3.

* Effective April 1, 2018, the size of the premises shall be increased by approximately 1,259 square feet (including 10.7% common area), from approximately 13,785 square feet (including 10.7% common area), to a new total of approximately 15,044 square feet (including 10.7% common area) with the addition of 200 Boston Avenue, Suite G-850.

4.

Notwithstanding Section 3 above, the parties acknowledge and agree that LESSOR is currently unable to deliver possession of G-850 to LESSEE because G-850 is subject to the continued use and occupancy of a third party. Upon full execution of this amendment, LESSOR will endeavor to obtain possession of G-850 from said third party. In the event that LESSOR fails for any reason to deliver possession of G-850 by April 1, 2018, LESSEE may deduct $5,688.50 from each monthly rental payment (to be apportioned for any partial month) from April 1, 2018 until the G-850 Delivery Date (defined below). This rent deduction shall be LESSEE’s sole remedy for any failure to deliver or delay in delivering possession of G-850.

5.

Within 10 days following full execution of this amendment and LESSOR obtaining possession of G-850 (which shall include receipt of a written certification from a certified industrial hygienist in accordance with said third party’s lease), LESSOR shall, at LESSOR’s cost, at G-850 (only) perform LESSOR’s standard rehab, which shall include repairing and repainting all drywall partitions, replacing glass and light bulbs as needed, changing all primary lock cylinders on exterior entry doors, and cleaning all flooring. The date upon which LESSOR completes said modifications shall be known as the “G-850 Delivery Date.”

6.

LESSEE acknowledges and agrees that, notwithstanding anything to the contrary in the lease, certain non-building standard equipment, including but not limited to heating and cooling equipment, shall be used to serve G-850 in common with other facilities at 200 Boston Avenue (only). Said equipment shall be maintained by LESSOR, and LESSEE shall pay to LESSOR its proportionate share of all utility and maintenance fees and charges relating to the use of such equipment.

7.	Effective July 1, 2018 base rent shall be changed to seven hundred sixty thousand five hundred forty two (760,542) dollars per year or $ 63,378.50 per month.

8.

Effective July 1, 2018 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2017 , which figure shall be compared with the figure for November 2018 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

9.

LESSEE shall relinquish G-850 (only) effective as of 12:00 PM on the last day of the calendar month in which occurs the one-year anniversary of the G-850 Delivery Date (the “G-850 Relinquishment Date”), whereupon the size of the premises shall be decreased by approximately 1,259 square feet (including 10.7% common area) and annual base rent shall be decreased by $68,262. LESSEE shall vacate G-850 on or before 12:00 PM on the G-850 Relinquishment Date, and any occupancy of G-850 beyond 12:00 PM on the G-850 Relinquishment Date shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to G-850 in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments and extensions, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment

to be executed this                                  day of                                  2018.

LESSOR: CUMMINGS PROPERTIES, LLC

By:

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/ Andrey Zarur
Name: Andrey Zarur
Title: CEO

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. LESSEE, at 200 Boston Avenue, Suites 3100, 201, 3300, and 3500 Medford, Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 and currently scheduled to terminate on June 30, 2023 , unless otherwise terminated or extended as provided in the lease, as amended, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (‘terms”), as follows:

1.	Effective April 1, 2018 , base rent shall be changed to seven hundred six thousand fourteen (706,014) dollars per year or $ 58,834.50 per month..

2.

Effective April 1, 2018 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2017 , which figure shall be compared with the figure for November 2018 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

3.

* Effective April 1, 2018, the size of the premises shall be increased by approximately 1,259 square feet (including 10.7% common area), from approximately 13,785 square feet (including 10.7% common area), to a new total of approximately 15,044 square feet (including 10.7% common area) with the addition of 200 Boston Avenue, Suite G-850.

4.

Notwithstanding Section 3 above, the parties acknowledge and agree that LESSOR is currently unable to deliver possession of G-850 to LESSEE because G-850 is subject to the continued use and occupancy of a third party. Upon full execution of this amendment, LESSOR will endeavor to obtain possession of G-850 from said third party. In the event that LESSOR fails for any reason to deliver possession of G-850 by April 1, 2018, LESSEE may deduct $5,688.50 from each monthly rental payment (to be apportioned for any partial month) from April 1, 2018 until the G-850 Delivery Date (defined below). This rent deduction shall be LESSEE’s sole remedy for any failure to deliver or delay in delivering possession of G-850.

5.

Within 10 days following full execution of this amendment and LESSOR obtaining possession of G-850 (which shall include receipt of a written certification from a certified industrial hygienist in accordance with said third party’s lease), LESSOR shall, at LESSOR’s cost, at G-850 (only) perform LESSOR’s standard rehab, which shall include repairing and repainting all drywall partitions, replacing glass and light bulbs as needed, changing all primary lock cylinders on exterior entry doors, and cleaning all flooring. The date upon which LESSOR completes said modifications shall be known as the “G-850 Delivery Date.”

6.

LESSEE acknowledges and agrees that, notwithstanding anything to the contrary in the lease, certain non-building standard equipment, including but not limited to heating and cooling equipment, shall be used to serve G-850 in common with other facilities at 200 Boston Avenue (only). Said equipment shall be maintained by LESSOR, and LESSEE shall pay to LESSOR its proportionate share of all utility and maintenance fees and charges relating to the use of such equipment.

7.	Effective July 1, 2018 , base rent shall be changed to seven hundred sixty thousand five hundred forty two (760,542) dollars per year or $ 63,378.50 per month.

8.

Effective July 1, 2018 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2017 , which figure shall be compared with the figure for November 2018 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

9.

LESSEE shall relinquish G-850 (only) effective as of 12:00 PM on the last day of the calendar month in which occurs the one-year anniversary of the G-850 Delivery Date (the “G-850 Relinquishment Date”), whereupon the size of the premises shall be decreased by approximately 1,259 square feet (including 10.7% common area) and annual base rent shall be decreased by $68,262. LESSEE shall vacate G-850 on or before 12:00 PM on the G-850 Relinquishment Date, and any occupancy of G-850 beyond 12:00 PM on the G-850 Relinquishment Date shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to G-850 in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments and extensions, the toein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this     day of     2018.

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/ Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W06180305-EJL-E

AMENDMENT TO LEASE # 6

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. LESSEE, at 200 Boston Avenue. Suites 3100. 201. 3300. 3500. and G-850 Medford , Massachusetts (“premises” or “leased premises”), fully executed on May 15. 2009 and currently scheduled to terminate on June 30. 2023 , unless otherwise terminated or extended as provided in the lease, as amended, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	*Effective July 1. 2018 , base rent shall be changed to nine hundred one thousand seven hundred seventy nine (901,779) dollars per year or $ 75,148.25 per month.

*Section 7 of Amendment to Lease #5 is hereby deleted and the following shall now apply.

2.

**Effective July 1, 2018 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2017 , which figure shall be compared with the figure for November 2018 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year. **Section 8 of Amendment to Lease #5 is hereby deleted and the following shall now apply.

3.

Effective July 1, 2018, the size of the premises shall be increased by approximately 4,206 square feet (including 10.7% common area), from approximately 15,044 square feet (including 10.7% common area), to a new total of approximately 19,250 square feet (including 10.7% common area) with the addition of 200 Boston Avenue, Suite 1900 (“Suite 1900”).

4.

LESSOR, at LESSOR’s cost, shall, within 10 days following full execution of this amendment, modify Suite 1900 (only) by (i) installing LESSOR’s building-standard upgraded “Fortune” carpet in the area shown as the “Hatched Area” on the attached plan, (ii) cleaning the remainder of the carpet currently existing in Suite 1900, (iii) repairing and repainting all drywall partitions, and (iv) changing all primary lock cylinders on exterior entry doors.

5.	In consideration of this amendment, Section 8 of Lease Extension #6 is hereby deleted and of no further force or effect.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments and extensions, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this _____ day of ______________, 2018.

CUMMINGS PROPERTIES, LLC		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ [Illegible]	By:	/s/ Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W02190106-EJL-F

AMENDMENT TO LEASE # 7

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. LESSEE, at 200 Boston Avenue, Suites 3100. 201. 3300.3500, G-850, and 1000 Medford , Massachusetts (“premises” or “leased premises”), fully executed on May 15. 2009 (as amended and/or extended, the “lease”), and currently scheduled to terminate on February 14. 2024 , unless otherwise terminated or extended as provided in the lease, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	Effective April 1, 2019 , base rent shall be changed to one million four hundred thousand four hundred forty eight (1,400,448) dollars per year or $ 116,704 per month.

0.

Effective April 1, 2019 , the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2018 , which figure shall be compared with the figure for November 2019 , and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

2.

Effective April 1, 2019, (i) the size of the premises shall be increased with the addition of approximately 2,426 square feet (including 10.7% common area) at 200 Boston Avenue, Suite 1250 (“Suite 1250”), and (ii) LESSEE agrees to take possession of Suite 1250 in “as is” condition.

3.

Effective April 1, 2019, (i) the size of the premises shall be further increased with the addition of approximately 2,880 square feet (including 10.7% common area) at 200 Boston Avenue, Suite 3000 (“Suite 3000”), and (ii) LESSEE agrees to take possession of Suite 3000 in “as is” condition.

4.

Notwithstanding Section 3 above, the parties acknowledge and agree that Suite 3000 is currently under lease to a third party whose lease is currently scheduled to terminate on or about February 28, 2020. Upon full execution of this amendment, LESSOR will endeavor to obtain possession of Suite 3000 from the existing tenant prior to the termination date of its lease. In the event that LESSOR fails for any reason to obtain possession of Suite 3000 by April 1, 2019, LESSEE may deduct $9,705 from each monthly rental payment (to be apportioned for any partial month) from April 1, 2019 until such time as LESSOR notifies LESSEE that Suite 3000 is available for occupancy.

5.

If, on or before 4:00 PM on June 28, 2019, LESSOR has not entered into an agreement for possession of Suite 3000, which agreement provides for LESSOR to obtain possession of Suite 3000 on or before September 30, 2019, then LESSEE may elect to cancel Sections 4 and 5 above (the “Cancellable Sections”) by serving LESSOR with written notice to that effect on or before 4:00 PM on July 3, 2019, whereupon the Cancellable Sections shall be immediately and automatically deleted and of no further force or effect, and, effective July 1, 2019, the annual base rent provided in Section 1 above shall be decreased by $116,640. LESSEE’s notice shall only be effective if LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease. This option to cancel the Cancellable Sections, the associated decrease in annual base rent, and the rent deduction provided for in Section 5 above shall be LESSEE’s sole remedies for any failure to obtain or delay in obtaining possession of Suite 3000. Time is of the essence.

6.

* Notwithstanding the monthly rental payment amount provided in Section 2 above, LESSEE may deduct $533 per month from each monthly rental payment due from April 1, 2019 through December 31, 2019 (only), provided, at the time each such payment is due, LESSEE is not then in arrears of any rent (excluding the monthly rental payment then due) or invoice payment or otherwise in default of the lease.

interest at a rate of six and one half percent per annum, and then paid for by LESSEE in the same manner as base rent which shall otherwise be due.

W02190106-EJL-F

AMENDMENT TO LEASE

(continued)

9.

* If LESSOR should make any alterations and amortize the cost thereof pursuant to the preceding section, then LESSEE shall provide LESSOR with additional security in an amount and form satisfactory to LESSOR and LESSOR’s counsel to ensure payment of all charges to be amortized.

10.

LESSEE acknowledges and agrees that, notwithstanding anything to the contrary in the lease, certain non-building standard equipment, including but not limited to heating and cooling equipment, shall be used to serve Suite 1250 in common with other facilities at 200 Boston Avenue (only). Said equipment shall be maintained by LESSOR, and LESSEE shall pay to LESSOR its proportionate share of all utility and maintenance fees and charges relating to the use of such equipment.

11.

The phrase “the last day of the calendar month in which occurs the one-year anniversary of the G-850 Delivery Date” in Section 9 of Amendment to Lease #5 is hereby deleted and replaced with the date “December 30, 2020.”

12.

Provided LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease, and provided LESSEE has not cancelled the Cancellable Sections as provided in Section 6 above, LESSEE shall have a one-time option to relinquish Suite 1250 (only) for any reason or no reason at all, to be effective as of the last day of any calendar month on or after the last day of the calendar month in which LESSOR obtains possession of Suite 3000 (only) but no later than August 30, 2023 (said effective date, the “Suite 1250 Relinquishment Date”), by serving LESSOR with not less than three full calendar months’ prior written notice to that effect. Effective as of 12:00 PM on the Suite 1250 Relinquishment Date, the size of the premises shall be decreased by approximately 2,426 square feet (including 10.7% common area) and annual base rent shall be decreased by $150,743. In the event the Suite 1250 Relinquishment Date occurs prior to December 31, 2019, Section 7 above shall be immediately and automatically deleted and of no further force or effect as of the Suite 1250 Relinquishment Date. LESSEE shall vacate Suite 1250 on or before 12:00 PM on the Suite 1250 Relinquishment Date. If LESSEE occupies Suite 1250 beyond 12:00 PM on the Suite 1250 Relinquishment Date, Suite 1250 shall continue to be a part of the premises to which all terms of the lease, including without limitation Section 22, shall continue to apply. Time is of the essence.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this 4th day of April, 2019.

CUMMINGS PROPERTIES, LLC	GREENLIGHT BIOSCIENCES, INC.

By: /s/__[Illegible]______________	By: /s/Andrey Zarur
Name: Andrey Zarur
Title: CEO

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W09190581-AHS-A

AMENDMENT TO LEASE # 8

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and GreenLight Biosciences Inc. LESSEE, at 200 Boston Avenue. Suites 3100. 201, 1000, 1250, 3300, 3500, and G-850 Medford, Massachusetts (“premises” or “leased premises”), fully executed on May 15, 2009 (as amended and/or extended, the “lease”), and currently scheduled to terminate on February 14, 2024 , unless otherwise terminated or extended as provided in the lease, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	In consideration of this amendment, Section 9 of Amendment to Lease #5 and Sections 11 and 12 of Amendment to Lease #7 are hereby deleted and of no further or effect.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this 2019.

LESSOR: CUMMINGS PROPERTIES, LLC	LESSEE: GREENLIGHT BIOSCIENCES INC.

By:[Illegible]	By:	/s/Carole Cobb
Name:	Name:	Carole Cobb
Title:	Title”	COO